Posting Supplement No. 67 dated July 30, 2010 to Prospectus dated May 24, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated May 24, 2010 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated May 24, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 66943

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
66943	$2,800	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 66943. Member loan 66943 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	The Coggins Co.	Debt-to-income ratio:	4.00%
Length of employment:	< 1 year	Location:	San Clemente, CA

Home town:
Current & past employers:	The Coggins Co.
Education:

This borrower member posted the following loan description, which has not been verified:

I am asking for this loan to consolidate some of my debt and to start a unique website geared to the disabled community. Borrower added on 07/29/10 > I am a disabled father of one boy. We both live with my parents and with my monthly disability check ,I will easily be able to pay this loan back.

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,183.00	Public Records On File:	1
Revolving Line Utilization:	19.50%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 380713

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380713	$13,000	15.95%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 380713. Member loan 380713 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	Self	Debt-to-income ratio:	5.89%
Length of employment:	10+ years	Location:	Orlando, FL

Home town:
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

Loan Breakdown would be as follows: $3000 - Medical Bills $3000 - Misc. Bills $6000 - $9000 - Home Improvement Borrower added on 07/22/10 > Applying funds to help with a Medical Office Start-up - Pediatric Office

A credit bureau reported the following information about this borrower member on June 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,483.00	Public Records On File:	1
Revolving Line Utilization:	29.90%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 480595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
480595	$25,000	20.16%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 480595. Member loan 480595 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	Quintiles	Debt-to-income ratio:	24.35%
Length of employment:	2 years	Location:	Midland, TX

Home town:
Current & past employers:	Quintiles
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > Ready to attack debt and get it gone!!! Borrower added on 07/26/10 > Quintiles is pharmaceutical sales

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,240.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 491373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
491373	$25,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 491373. Member loan 491373 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	MTA BUS	Debt-to-income ratio:	13.63%
Length of employment:	8 years	Location:	Bronx, NY

Home town:
Current & past employers:	MTA BUS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/22/10 > I made 975.00 dollars in payment every month for three loans, with this new loan i will make one payment of 554.00 and save 421.00 a month. Borrower added on 07/22/10 > I have a 5 year goal. I want to use the money I am going to be saving and use it to send my daughter to private school. My friend told me about the lending club and how it helped him out. I want to help the investor and at the same time help my family. Borrower added on 07/26/10 > I just find out whats going on with my account. I fax in all the documents they needed. I don't know why they didn't call me if there was a problem.

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,673.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 506922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
506922	$25,000	15.95%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 506922. Member loan 506922 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,917 / month
Current employer:	AT&T	Debt-to-income ratio:	17.61%
Length of employment:	10+ years	Location:	SAN GABRIEL, CA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I HAVE SEVERAL CREDIT CARD BALANCES IT WILL BE MUCH EASIER TO PAY THEM OFF BY CONSOLIDATING THE AMOUNTS IN TO ONE SINGLE PAYMENT. MY GOAL IS TO REACH DEBT FREE STATUS SOON. THANKS IN ADVANCE.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	63
Revolving Credit Balance:	$46,519.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 509004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
509004	$20,500	19.04%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 509004. Member loan 509004 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,574 / month
Current employer:	Mitsui Foods	Debt-to-income ratio:	18.63%
Length of employment:	3 years	Location:	NORTH BERGEN, NJ

Home town:
Current & past employers:	Mitsui Foods
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > To payoff my credit balances

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,048.00	Public Records On File:	0
Revolving Line Utilization:	74.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 535438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
535438	$15,000	11.12%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 535438. Member loan 535438 was requested on July 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	5.01%
Length of employment:	3 years	Location:	Yuma, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/19/10 > Our company has done well, and continues to grow even during the recession. The purpose for this loan is to give us the funds to purchase more inventory for the Christmas season ahead. About 1/3rd of our income is earned in December so it is important for us to be as prepared as possible. I currently earn about twice what i need to pay all my bills and thats during the quieter months. I only take what i need to pay my overheads and the rest goes right back into the business. I feel i would be a good candidate for a loan as i can comfortably make the payments, even if my business declined. I am trying to boost my income for this year as much as possible so i am in a comfortable position to buy a home in 2011. Borrower added on 07/20/10 > The business has been running since 2007. In August 2009 i went full time into the business. Our core product is toys and games and our main avenue of sales is Amazon.com. We are currently expanding into Amazon.co.uk to take advantage of price variations in the 2 countries and are currently buying some inventory from there. The funds are to be used to aquire inventory. Having had a great Christmas last year, we want to be better prepared for it inventory wise. The only thing that held us back from making even more money last Christmas was hours in the day and funds to aquire inventory as we only receive sales funds every 2 weeks. We hope to fix that this year by hiring a person to help and to obtain a loan. We feel we are a good candidate for a loan because: - Our business is already profitable even during the quiet months. Our business could drop 40% and we could still meet all our commitments comfortably. We actually do about x6 the business in December that we do in the quiet months so a 40% drop is not going to happen. - Our overheads are tiny. We outsource the storing, packing, shipping and customer service directly to Amazon via their FBA program. Our time is spent sourcing profitable inventory, and shipping it to their warehouse. We run the business from home so the costs above our normal cost of living for the business is nearly non-existant. Our cost of living is low. - My credit is mint. No late payments, no default. The only reason my credit is not in the A category is because i moved to the US from the UK about 6 years ago and when you move here your credit starts from when you get your U.S social security number. - Our margins are healthy. From our sales, 25% is commission and shipping, 35-38% is cost of goods and 32-35% is profit. We get paid by Amazon every 2 weeks and re-plow every penny we can back into the business. This has allowed the business to continue to grow. The money will go through the business several times so the profit we can earn on a loan is far greater than 32-35%.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,402.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 535554

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
535554	$4,500	16.45%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 535554. Member loan 535554 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,300 / month
Current employer:	Dixon Valve	Debt-to-income ratio:	22.65%
Length of employment:	5 years	Location:	Rock Hall, MD

Home town:
Current & past employers:	Dixon Valve
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > The loan is for a 1988 camaro iroc z28.

A credit bureau reported the following information about this borrower member on June 22, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	38
Revolving Credit Balance:	$3,023.00	Public Records On File:	0
Revolving Line Utilization:	67.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 535806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
535806	$17,000	11.12%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 535806. Member loan 535806 was requested on July 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	ODI Teledyne	Debt-to-income ratio:	10.37%
Length of employment:	1 year	Location:	PALM COAST, FL

Home town:
Current & past employers:	ODI Teledyne
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/10 > Hello everyone, I have requested this loan to consolidate credit cards and purchase a new washer and dryer. The loan is scheduled for 60mo but will be paid off well before that time. Thank you in advance for your investment... Borrower added on 07/29/10 > The variable APR for the 2 credit cards has jumped to 19.99% ... no late payment... just because they could.

A credit bureau reported the following information about this borrower member on July 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	23
Revolving Credit Balance:	$12,395.00	Public Records On File:	0
Revolving Line Utilization:	25.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 539372

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
539372	$25,000	11.86%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 539372. Member loan 539372 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	big cheese pizza	Debt-to-income ratio:	7.79%
Length of employment:	7 years	Location:	middletown, CT

Home town:
Current & past employers:	big cheese pizza
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on June 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	55
Revolving Credit Balance:	$10,551.00	Public Records On File:	0
Revolving Line Utilization:	30.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 540973

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
540973	$25,000	11.12%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 540973. Member loan 540973 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	shepard eye	Debt-to-income ratio:	20.18%
Length of employment:	< 1 year	Location:	Las Vegas, NV

Home town:
Current & past employers:	shepard eye
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > what is going on i borred 25,000

A credit bureau reported the following information about this borrower member on July 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1982	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,824.00	Public Records On File:	0
Revolving Line Utilization:	46.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 541416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
541416	$8,500	15.21%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 541416. Member loan 541416 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Capital One	Debt-to-income ratio:	20.90%
Length of employment:	8 years	Location:	PETERSBURG, VA

Home town:
Current & past employers:	Capital One
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 4, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	6
Total Credit Lines:	20	Months Since Last Delinquency:	14
Revolving Credit Balance:	$218.00	Public Records On File:	1
Revolving Line Utilization:	5.90%	Months Since Last Record:	34
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 541724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
541724	$14,500	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 541724. Member loan 541724 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Sterling Helicopters Inc	Debt-to-income ratio:	18.80%
Length of employment:	1 year	Location:	Quakertown, PA

Home town:
Current & past employers:	Sterling Helicopters Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,201.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 542063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
542063	$15,250	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 542063. Member loan 542063 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	The Walt Disney Company	Debt-to-income ratio:	24.49%
Length of employment:	5 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	The Walt Disney Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 5, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,157.00	Public Records On File:	0
Revolving Line Utilization:	90.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 543277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
543277	$6,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 543277. Member loan 543277 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	old ranch country club	Debt-to-income ratio:	19.24%
Length of employment:	< 1 year	Location:	ANAHEIM, CA

Home town:
Current & past employers:	old ranch country club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > I have a very stable job an am trying to move out into a better place with my daughter Borrower added on 07/24/10 > I have a very stable job an am trying to move out into a better place with my daughter

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,407.00	Public Records On File:	0
Revolving Line Utilization:	50.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 543904

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
543904	$20,000	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 543904. Member loan 543904 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Infosys Technologies Limited	Debt-to-income ratio:	0.70%
Length of employment:	5 years	Location:	Duluth, GA

Home town:
Current & past employers:	Infosys Technologies Limited
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,420.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 543984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
543984	$15,000	15.95%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 543984. Member loan 543984 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	JBT AeroTech Corp	Debt-to-income ratio:	20.68%
Length of employment:	4 years	Location:	Montgomery, TX

Home town:
Current & past employers:	JBT AeroTech Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > Loan to payoff high interest credit cards. Thank you.

A credit bureau reported the following information about this borrower member on July 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,014.00	Public Records On File:	1
Revolving Line Utilization:	73.20%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 544195

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
544195	$25,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 544195. Member loan 544195 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Gallery Automotive Group	Debt-to-income ratio:	19.55%
Length of employment:	3 years	Location:	CHESAPEAKE, VA

Home town:
Current & past employers:	Gallery Automotive Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/22/10 > Funds will be used to pay-off higher interest debt Goal is to be debt free in 60 months Very stable job High income Executive position Unexpected medical expenses created the need for unsecured debt

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,207.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 544295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
544295	$15,250	11.12%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 544295. Member loan 544295 was requested on July 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Deborah Heart and Lung Center	Debt-to-income ratio:	12.83%
Length of employment:	9 years	Location:	Marlton, NJ

Home town:
Current & past employers:	Deborah Heart and Lung Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/19/10 > None

A credit bureau reported the following information about this borrower member on July 9, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,533.00	Public Records On File:	0
Revolving Line Utilization:	50.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 545578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
545578	$17,000	15.58%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 545578. Member loan 545578 was requested on July 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Cecils Restaurant	Debt-to-income ratio:	15.05%
Length of employment:	< 1 year	Location:	Surfside Beach, SC

Home town:
Current & past employers:	Cecils Restaurant
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,055.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 545930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
545930	$19,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 545930. Member loan 545930 was requested on July 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Francis J. DeVito, P.A.	Debt-to-income ratio:	21.12%
Length of employment:	9 years	Location:	Hackensack, NJ

Home town:
Current & past employers:	Francis J. DeVito, P.A.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/21/10 > To consolidate existing credit accounts for a more affordable payment. I am a credit worthy individual with an excellent credit score and always pay bills on time. I am getting married in October and my fiance and I would like to start out our lives together with less financial stress.

A credit bureau reported the following information about this borrower member on June 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,481.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 545932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
545932	$18,000	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 545932. Member loan 545932 was requested on July 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	CDI Corporation	Debt-to-income ratio:	14.85%
Length of employment:	3 years	Location:	ORLANDO, FL

Home town:
Current & past employers:	CDI Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/18/10 > I recently managed to sell my house for a fairly good price, but realtors fees have placed stress and tapped out savings. I had been on track to get out of debt and instead fell behind and would like to consolidate and get things back under control. While the terms chosen are long, I know I'll get things back under control *far* sooner. Borrower added on 07/19/10 > The funds will be used to consolidate some credit card debt so that I can go with one monthly payment. I'm a good borrower because I always pay my debts and never fall behind. I've been at my current job for over three years now and we're actually picking up in business, which is a great sign. I could simply pay each credit card, but their interest rates are crazy and I'd prefer just to pay one monthly sum to get rid of it. Despite the loan terms selected being five years, I anticipate payoff to be at most, half of that. Thanks!

A credit bureau reported the following information about this borrower member on July 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,721.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 546257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
546257	$20,000	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 546257. Member loan 546257 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Home Depot	Debt-to-income ratio:	10.94%
Length of employment:	7 years	Location:	Scranton, PA

Home town:
Current & past employers:	Home Depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,587.00	Public Records On File:	0
Revolving Line Utilization:	22.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 546433

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
546433	$15,000	11.12%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 546433. Member loan 546433 was requested on July 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	oakland county urologists	Debt-to-income ratio:	1.35%
Length of employment:	8 years	Location:	berkley, MI

Home town:
Current & past employers:	oakland county urologists
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/15/10 > Purpose of this loan will be to acquire and renovate a home I will be living within. Thank you.

A credit bureau reported the following information about this borrower member on July 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 547344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
547344	$8,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 547344. Member loan 547344 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	5.88%
Length of employment:	2 years	Location:	Brooklyn, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,480.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 547532

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
547532	$24,250	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 547532. Member loan 547532 was requested on July 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	NAVFACMIDLANT - US GOVERNMENT	Debt-to-income ratio:	23.17%
Length of employment:	10+ years	Location:	Norfolk, VA

Home town:
Current & past employers:	NAVFACMIDLANT - US GOVERNMENT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/19/10 > Loan will be used to consolidate bills which wil be easier to budget. I am a good borrower because I pay my bills on time. My monthly budget for expenses is approximately $3,200.00. My job is stable and I have been with the goverment working with the Navy as a Civil Service employee alsmost 33 years

A credit bureau reported the following information about this borrower member on July 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,835.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 547641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
547641	$25,000	16.32%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 547641. Member loan 547641 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	HSBC	Debt-to-income ratio:	7.53%
Length of employment:	5 years	Location:	New York, NY

Home town:
Current & past employers:	HSBC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	73
Revolving Credit Balance:	$11,811.00	Public Records On File:	0
Revolving Line Utilization:	57.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 547676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
547676	$22,000	16.82%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 547676. Member loan 547676 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	VA PALO ALTO HEALTH CARE SYSTEM	Debt-to-income ratio:	15.15%
Length of employment:	2 years	Location:	FREMONT, CA

Home town:
Current & past employers:	VA PALO ALTO HEALTH CARE SYSTEM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/10 > **PLEASE NOTE: In my first response to Member_706194, I accidentally wrote 10k increase monthly. THIS IS NOT CORRECT. I cannot edit my response, but wanted to clarify I meant annually and only until 2012. My position is a GS-9, though to qualify they created a pay ladder for me so I'm a 5/7/9. Come January 2011, I move to the 7. Once I earn my 9 in 2012, unless I find an 11 position, salary increases are within the same grade but still annual raises occur in minimal amounts. Please do a search query for "gs payscale 2010." Sorry for the misinformation. Borrower added on 07/27/10 > At this time, I'd also like to add that a majority of my debt had accummulated during my final years of college. My parents were no longer able to fully pay for my tuition and extra expenses out of pocket, as they had done prior to the economic downfall. Additionally as I approached the end of my college career, I asked for less and less hours to ensure doing well in my final few classes. Now that school isn't currently in the picture, and I'm secured in the federal employee system; I anticipate being comfortable paying the potential loan off. Understandably, I've had skeptical lenders ask questions regarding how I would manage being timely and consistent with payments while moving out if I've been unable to manage this at home with my parents. In my defense, again as just mentioned, this debt was primarily due to charging my tuition while working less than typical part time hours. Secondly, I've been managing making at least my minumum payments. Only twice, I missed my due date, as I overlooked the date and wasn't more than one day delinquent. Therfore, I really do know I can manage rent in addition to the loan payment without accummulating aditional debt.

A credit bureau reported the following information about this borrower member on July 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,518.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 547816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
547816	$13,750	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 547816. Member loan 547816 was requested on July 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Sam Ash Music	Debt-to-income ratio:	9.25%
Length of employment:	3 years	Location:	Hicksville, NY

Home town:
Current & past employers:	Sam Ash Music
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/20/10 > I plan to use these funds to help with my retail ecommerce business. My monthly budget including operating costs is $600/month. I have a very stable full time job as I am in a position that deals with on going projects and I have job security based on the fact that I am the only person trained specifically for this position in this company. Borrower added on 07/21/10 > The purpose of this loan is to provide working capital for the start up of an ecommerce musical parts and accessories website. The consumer base targeted will mainly be record labels, studios, studio and live audio engineers, live venues and anyone working in the entertainment field. This site will be a one stop shop for consumers needing replacement parts or accessories for any music related need from instrument parts to parts for cd players, etc. Also, the parts and accessories field yields the highest gross profit within musical retail meaning higher profit margins. With the growth rate of ecommerce continuing to expand, 11% since September 2009 alone, consumers are more likely to purchase these items online as opposed to brick and mortar stores. Some of the funds received will also be allocated towards purchasing office equipment and supplies. The monthly operating costs of this business are $800/month. With the projected minimum profitability of this business being $12,000/month the loan cost will be covered within 3 months of the business opening.

A credit bureau reported the following information about this borrower member on July 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	22
Revolving Credit Balance:	$3,522.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 547935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
547935	$25,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 547935. Member loan 547935 was requested on July 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Perkins Coie LLP	Debt-to-income ratio:	8.09%
Length of employment:	10+ years	Location:	SEATTLE, WA

Home town:
Current & past employers:	Perkins Coie LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/16/10 > Lenders - Thank you for considering my loan request! Borrower added on 07/16/10 > I am a single mom going thru a divorce. I have been employed at the same place for 12.5 years and have always paid my bills on time, every month. I appreciate the assistance. Thank you so much! Borrower added on 07/27/10 > Dear Lenders - I just wanted to thank everyone who has invested in my loan. I really appreciate it. I am getting closer and wanted to communicate to all of you a big thank you and to let you know that all of my paperwork is in and credit is just waiting for a document from the IRS before they change the credit review standing which should happen (hopefully) today. Hope you all are having a good week! Cheers! Borrower added on 07/28/10 > Thank you, thank you, thank you to everyone who is funding my loan! I cannot tell you how grateful I am! :) Borrower added on 07/29/10 > Thank you so much, everyone! I'm almost there!!

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,574.00	Public Records On File:	0
Revolving Line Utilization:	88.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 548059

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548059	$16,800	15.95%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548059. Member loan 548059 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,167 / month
Current employer:	SHS	Debt-to-income ratio:	24.52%
Length of employment:	5 years	Location:	WILLIAMSPORT, PA

Home town:
Current & past employers:	SHS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > this money will rid me of credit card debt accrued through college. i am so greateful for this loan! Borrower added on 07/27/10 > these funds will go to pay off 3 credit cards who charge 30% interest. i cannot get rid of without a loan. i have had the same job for 5 years plus and dont plan on going anywhere. i will pay my bills before i eat and i am also a army veteran. i was a Army infantry airborne Ranger, anti-tank squad, Ranger school grad 7-00. thanks Borrower added on 07/27/10 > thanks so far everyone!!!! Borrower added on 07/27/10 > Thank you to all investors saving me from cerdit card companies. they are keeping people as slaves with their interest rate hikes. pay stubs and employer info sent. thanks investors!:)

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	15
Revolving Credit Balance:	$15,556.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 548382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548382	$14,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548382. Member loan 548382 was requested on July 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	pete gould & sons	Debt-to-income ratio:	17.98%
Length of employment:	< 1 year	Location:	loda, IL

Home town:
Current & past employers:	pete gould & sons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/17/10 > Travel trailer purchase, in order to avoid having to pay costly hotels for work . Borrower added on 07/22/10 > It would also keep from having to rent an apartment, and having to pay to get out of leases, and save money in that way also. Borrower added on 07/24/10 > I just noticed that i forgot to mention that i travel for work so i am usually at a job for about three to four months at a time before having to move to a new location. So this being the case is it would save me a very big amount, as opposed to the options. Borrower added on 07/24/10 > I'm only home an average of two months so i would be living in the travel trailer during the rest of the time.

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,077.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 548406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548406	$25,000	19.04%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548406. Member loan 548406 was requested on July 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Assurant Inc.	Debt-to-income ratio:	22.47%
Length of employment:	10+ years	Location:	Sayreville, NJ

Home town:
Current & past employers:	Assurant Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,109.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 548583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548583	$17,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548583. Member loan 548583 was requested on July 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	McCarthy Companies	Debt-to-income ratio:	11.92%
Length of employment:	3 years	Location:	Camarillo, CA

Home town:
Current & past employers:	McCarthy Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/19/10 > My loan is for debt consolidation to help me consolidate my bills to one lower monthly outflow and eventually get rid of my debt. Thank you for your consideration to help me achieve this.

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1982	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	38
Revolving Credit Balance:	$16,159.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 548594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548594	$3,000	14.72%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548594. Member loan 548594 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Dr.Bennett chiropractor	Debt-to-income ratio:	14.43%
Length of employment:	4 years	Location:	los angeles, CA

Home town:
Current & past employers:	Dr.Bennett chiropractor
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,249.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 548633

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548633	$5,000	17.19%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548633. Member loan 548633 was requested on July 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	Joel Barlow High School	Debt-to-income ratio:	23.88%
Length of employment:	5 years	Location:	bridgeport, CT

Home town:
Current & past employers:	Joel Barlow High School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	30
Revolving Credit Balance:	$9,281.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 548781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548781	$2,400	16.82%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548781. Member loan 548781 was requested on July 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,698 / month
Current employer:	United States Navy	Debt-to-income ratio:	5.60%
Length of employment:	2 years	Location:	Honolulu, HI

Home town:
Current & past employers:	United States Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2005	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	7
Revolving Credit Balance:	$2,921.00	Public Records On File:	0
Revolving Line Utilization:	12.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 548802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548802	$2,000	14.84%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548802. Member loan 548802 was requested on July 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Real Life Music	Debt-to-income ratio:	7.50%
Length of employment:	< 1 year	Location:	seneca, SC

Home town:
Current & past employers:	Real Life Music
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,597.00	Public Records On File:	1
Revolving Line Utilization:	81.90%	Months Since Last Record:	59
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 548803

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548803	$24,000	10.75%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548803. Member loan 548803 was requested on July 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	n/a	Debt-to-income ratio:	9.21%
Length of employment:	n/a	Location:	Bronx, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 12, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,139.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 548806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548806	$25,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548806. Member loan 548806 was requested on July 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,333 / month
Current employer:	Municipal Market Advisors	Debt-to-income ratio:	5.33%
Length of employment:	10+ years	Location:	Lakewood Ranch, FL

Home town:
Current & past employers:	Municipal Market Advisors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/16/10 > Adding a swimming pool. The home is near break even. Have been with the company since inception and it is very stable and growing at a healthy 10-20% a year. In fact i could use my open line of credit for this loan but i can save interest by using this site and also i thought it is a very intriguing concept. Monthly budget is positive 4k after ALL expenses including play money, Thank you for your consideration. Borrower added on 07/17/10 > By the way, I did contact lending tree via email about how to verifiy my income. I have not problem with that and have IRS 1040s and paystubs. Also after looking at the stats it looks like 3year loans get more FULL funding than 60 mos. loans. If i knew that in the beginning, i would of done a shorter duration as the $300 difference in monthly payment is not concern. Oh well, i guess we will see how it turns out. This is a very interesting funding system. Thank you again for your consideration. Borrower added on 07/23/10 > Well it is Friday and i am close to 20% funded. I am hopeful that i can attain the 60% min. I will indeed feel like i am contributing more to society by paying money to actual individuals than the big corporations. This is truly a liberating technology. Kudos to the creators. My children who are 4 and 5 are really looking forward to getting a pool as they have been taking swim lessons at a friends house. Please let me know of any questions as i would be happy to answer them. Thank you.

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	26	Months Since Last Delinquency:	19
Revolving Credit Balance:	$18,477.00	Public Records On File:	0
Revolving Line Utilization:	4.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 548816

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548816	$10,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548816. Member loan 548816 was requested on July 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	West Coast Dental Services Inc	Debt-to-income ratio:	3.08%
Length of employment:	5 years	Location:	LAOS ANGELES, CA

Home town:
Current & past employers:	West Coast Dental Services Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > We were just planning to replace our "old" hand-me-down furnitures from friends (couch, TV, bed) when our 14yr old car decided to retire on us. Right now I am just taking the bus to work everyday. Rather than getting a separate car loan & upgrading furnitures by using credit cards, we decided that getting just one loan would be the best way to handle this financial need. In fact whatever will be left of the $25k loan we will use to pay-off outstanding credit card balances. That way we only have one payment to focus on each month. Borrower added on 07/24/10 > I am confident that I can afford the monthly payments on this loan. I have a very stable job and good credit track record. I will be on my 6th year with the company. I don't jump from job to job,this being just my second. The first job i held was in a bank for 16 years. Thank you in advance for funding my loan application.

A credit bureau reported the following information about this borrower member on July 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,971.00	Public Records On File:	0
Revolving Line Utilization:	12.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 548874

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548874	$10,000	21.27%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548874. Member loan 548874 was requested on July 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	18.18%
Length of employment:	< 1 year	Location:	Bloomfield Twp, MI

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,321.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 548918

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
548918	$16,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 548918. Member loan 548918 was requested on July 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Charles Schwab	Debt-to-income ratio:	24.29%
Length of employment:	10+ years	Location:	Stow, OH

Home town:
Current & past employers:	Charles Schwab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/19/10 > I am planning on getting married soon, and am preparing some of the costs which are associated.

A credit bureau reported the following information about this borrower member on July 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	23
Revolving Credit Balance:	$13,856.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 549007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549007	$8,000	14.35%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549007. Member loan 549007 was requested on July 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	direct electric	Debt-to-income ratio:	4.88%
Length of employment:	5 years	Location:	clifton, NJ

Home town:
Current & past employers:	direct electric
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/17/10 > this is for a vehicle purchase

A credit bureau reported the following information about this borrower member on July 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	51
Revolving Credit Balance:	$2,492.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 549075

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549075	$12,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549075. Member loan 549075 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Siemens	Debt-to-income ratio:	17.64%
Length of employment:	3 years	Location:	Mesquite, TX

Home town:
Current & past employers:	Siemens
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Plan on using the funds to pay off credit card debit I have a stable job and good credit- been with my job over 3 years now.

A credit bureau reported the following information about this borrower member on July 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,159.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 549115

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549115	$11,875	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549115. Member loan 549115 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Salem Hospital	Debt-to-income ratio:	22.52%
Length of employment:	10+ years	Location:	DALLAS, OR

Home town:
Current & past employers:	Salem Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > I am currently working on a financial plan to free myself my from debt as soon as possible. I would like to increase my retirement savings as well as my own personal savings. I recently refinanced my house into a shorter term mortgage with a lower interest rate and the same payment amount. This loan will be used for consolidating credit card debt in order to pay them down faster and with less interest. In three years my only debt will be the mortgage on my house. Even though I have 20+ years until retirement I would like to increase my efforts to put myself in the best financial position possible when the time comes.

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,210.00	Public Records On File:	0
Revolving Line Utilization:	38.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 549192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549192	$22,400	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549192. Member loan 549192 was requested on July 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	16.45%
Length of employment:	2 years	Location:	MIAMI, OK

Home town:
Current & past employers:	Social Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/17/10 > Credit Card Debt Consolidation/Always pay bills on time so that I have a Secure Financial help when in need. With my career with the Social Security Administration I am guaranteed a very rewarding Salary with pay increases every year and definite job security with the current workload and what is expected to come.

A credit bureau reported the following information about this borrower member on July 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,009.00	Public Records On File:	0
Revolving Line Utilization:	40.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 549257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549257	$25,000	11.86%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549257. Member loan 549257 was requested on July 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,667 / month
Current employer:	The Atlantic Club	Debt-to-income ratio:	9.17%
Length of employment:	10+ years	Location:	Manasquan, NJ

Home town:
Current & past employers:	The Atlantic Club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/18/10 > My goal is to be debt free except from my mortgage in 36 months or less. I will pay off wife's Credit Card from daughter's wedding of $17,000, my Citibank which is $3,500 and Macy's Bill of $2,500. The balance will go against my Chase card which will have less than $9,000 remaining. I will be closing out my wife's card once fully paid since we do not need the credit card. My goal is to also raise our credit scores to 725 and better. Borrower added on 07/24/10 > I have forwarded all income verification to The Lending Club, the Tax information and completed all outstanding requests and verifications

A credit bureau reported the following information about this borrower member on July 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,959.00	Public Records On File:	0
Revolving Line Utilization:	81.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 549277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549277	$24,000	13.61%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549277. Member loan 549277 was requested on July 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,917 / month
Current employer:	IMC Financial Markets	Debt-to-income ratio:	12.29%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	IMC Financial Markets
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/19/10 > This loan will be used to pay off both Credit Card debt, and to use to help pay down my student loans over the next 8 months. I plan on paying off both this loan, and all my student loans from Carnegie Mellon when I recieve my year end bonus in March. I do see it shows on my report that I only have around 5k in Credit Card debt (which was the last reported amount from the card companies, is actually around 7500 at the current moment). The rest is meant to go to student loan payments, which I have currently been paying around 1600 per month (1600*8 = 12800). This is why I am asking for a total of $24,000. I do recognize many people claim they will pay off their loans at year's end, but it is quite true here. I work for a very stable, low-risk arbitrage trading firm, and bonuses are paid year-end based on company performance. We have had a record year, and as stated plan on paying off both this loan and my student loans come March. Although my credit history is not super long, I have always paid all my accounts on time, and have had very few inquiries in past several years. This is the first personal loan I have applied for, and while I am not desperate for the cash, it will make the next 8 months much more comfortable. Please feel free to contact me with any questions you have, and I will be happy to answer them. Thanks!

A credit bureau reported the following information about this borrower member on July 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	30
Revolving Credit Balance:	$5,335.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 549438

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549438	$25,000	19.04%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549438. Member loan 549438 was requested on July 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	JB Systems Consulting	Debt-to-income ratio:	14.59%
Length of employment:	10+ years	Location:	CORNWALL, NY

Home town:
Current & past employers:	JB Systems Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/18/10 > This will be used to pay off 2 credit cards with higher rates then the loan

A credit bureau reported the following information about this borrower member on July 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	15
Revolving Credit Balance:	$17,115.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 549483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549483	$10,000	14.72%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549483. Member loan 549483 was requested on July 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,200 / month
Current employer:	MSC INDUSTRIAL SUPPLY	Debt-to-income ratio:	20.28%
Length of employment:	6 years	Location:	glendale heights, IL

Home town:
Current & past employers:	MSC INDUSTRIAL SUPPLY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,162.00	Public Records On File:	0
Revolving Line Utilization:	97.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 549494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549494	$24,500	13.61%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549494. Member loan 549494 was requested on July 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,083 / month
Current employer:	Kramer Air Tool	Debt-to-income ratio:	22.43%
Length of employment:	5 years	Location:	MASON, MI

Home town:
Current & past employers:	Kramer Air Tool
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/20/10 > I am using this loan to pay off and close credit cards faster than I would otherwise be able.

A credit bureau reported the following information about this borrower member on July 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$53,146.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 549509

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549509	$12,250	15.58%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549509. Member loan 549509 was requested on July 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	International Latino Cultural Center	Debt-to-income ratio:	20.36%
Length of employment:	2 years	Location:	Chicago, IL

Home town:
Current & past employers:	International Latino Cultural Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/21/10 > These funds will allow me and my family to open our thrift store this fall in Chicago. We are an Eco-friendly business and expect to prosper by supplying working-class individuals with gently used merchandise. We have been working with a local and reputable nonprofit organization for over two years. They supply us with excess donations and inventory at a very profitable price. We have accumulated a large quantity of quality clothing and accessories for the entire family and for all seasons/occasions. Credible sources indicate demand for used goods has drastically increased in the past few years. The funds will enable us to secure our lease and purchase a storefront sign, along with long-term assets in the form of store fixtures, such as numerous clothing racks and hangers, display stands, shelving units, and service counters. We can provide current pictures of the merchandise and various links regarding the status of the industry, along with any other requested documents. I am a great candidate for this loan because I am a person of integrity. I work for an organization with a handful of people and I am a key member of the group, and feel confident about my job security. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	59
Revolving Credit Balance:	$9,454.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 549572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549572	$4,000	7.51%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549572. Member loan 549572 was requested on July 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,000 / month
Current employer:	Hamilton Engineering	Debt-to-income ratio:	4.13%
Length of employment:	3 years	Location:	Conway, AR

Home town:
Current & past employers:	Hamilton Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/19/10 > This is a boat. Borrower added on 07/21/10 > Thanks to my investors! Borrower added on 07/21/10 > Thanks to my investors!

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	81
Revolving Credit Balance:	$3,097.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 549706

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549706	$20,000	11.12%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549706. Member loan 549706 was requested on July 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Chadbourne & Parke LLP	Debt-to-income ratio:	10.33%
Length of employment:	10+ years	Location:	Deer Park, NY

Home town:
Current & past employers:	Chadbourne & Parke LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,831.00	Public Records On File:	0
Revolving Line Utilization:	13.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 549739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549739	$24,250	13.61%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549739. Member loan 549739 was requested on July 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	GE	Debt-to-income ratio:	12.80%
Length of employment:	9 years	Location:	HEBRON, KY

Home town:
Current & past employers:	GE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/21/10 > I plan to consolidate debt with this loan. I will save on interest charges & pay down principle much faster than I have been able to on my citibank, discover, & BOA cards. My job is very stable as I have been with my company for 10 years in total. I appreciate your consideration for this loan.

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	58
Revolving Credit Balance:	$17,667.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 549761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549761	$7,000	7.14%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549761. Member loan 549761 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Hughes Consulting Inc	Debt-to-income ratio:	19.98%
Length of employment:	10+ years	Location:	CRANBERRY TWP, PA

Home town:
Current & past employers:	Hughes Consulting Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > payoffCCdebt

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,237.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 549832

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549832	$25,000	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549832. Member loan 549832 was requested on July 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	23.95%
Length of employment:	2 years	Location:	Orland Park, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,913.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 549978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549978	$25,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549978. Member loan 549978 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	UBS Financial	Debt-to-income ratio:	14.94%
Length of employment:	3 years	Location:	Long Beach, CA

Home town:
Current & past employers:	UBS Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/21/10 > Loan needed to payoff credit card debt so my husband and I can live the American Dream and buy a home. Borrower added on 07/22/10 > I Plan on using the loan to payoff my credit cards and get a fresh start so my family and I can start working on saving for a home. Like many families we were hit with a layoff and were down to one income for 18 months. Unfortunately we had to use credit cards to help get by. We are back to being a two income family. Paying my credit debt on time has never been an issue. Borrower added on 07/23/10 > My household is a two income household bringing in a total of $78,000. I pay my debts every month on time and pay more than the minimum when possible. Borrower added on 07/27/10 > I have a steady job where I have been employed for the last 3 years. I have paid off my car loan in full and never was I late on a payment. I do have a slow growing savings account that I can fall back on if need be. The purpose of this loan is to pay off my credit cards and be debt free. Any help would be greatly appreciated. I know that combining the credit card debt into one payment will allow me to pay it off faster @ a fixed rate.

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,329.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 550011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550011	$7,800	15.21%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550011. Member loan 550011 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	ideal merchandizing	Debt-to-income ratio:	4.70%
Length of employment:	8 years	Location:	Quincy, MA

Home town:
Current & past employers:	ideal merchandizing
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	45
Revolving Credit Balance:	$6,439.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 550066

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550066	$2,000	11.49%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550066. Member loan 550066 was requested on July 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,609 / month
Current employer:	State of California	Debt-to-income ratio:	21.48%
Length of employment:	8 years	Location:	Westminster, CA

Home town:
Current & past employers:	State of California
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	23
Revolving Credit Balance:	$17,016.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 550092

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550092	$8,000	17.19%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550092. Member loan 550092 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,652 / month
Current employer:	Spinal Aid	Debt-to-income ratio:	9.92%
Length of employment:	< 1 year	Location:	MONTCLAIR, NJ

Home town:
Current & past employers:	Spinal Aid
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Loan is for a family emergency.

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$92.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 550110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550110	$18,000	11.12%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550110. Member loan 550110 was requested on July 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Critigen	Debt-to-income ratio:	15.70%
Length of employment:	7 years	Location:	Redding, CA

Home town:
Current & past employers:	Critigen
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/21/10 > I will pay off all my credit cards. I have never been late on a payment of any kind. My job is stable. I have been with the same company for over 7 years. Borrower added on 07/28/10 > Please invest in my loan. I am a very stable person. I have owned (2) homes in the last 14 years. I have never missed a payment or even been late on a bill, I am a very hard worker & have been at my job for over 7 years. This loan would be life changing for me to have (1) payment & it be gone in 5 years instead of dragging out FOREVER. Thank you.

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,564.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 550162

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550162	$20,000	20.16%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550162. Member loan 550162 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Helping Hands	Debt-to-income ratio:	17.56%
Length of employment:	< 1 year	Location:	Sacramento, CA

Home town:
Current & past employers:	Helping Hands
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	66
Revolving Credit Balance:	$11,869.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 550324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550324	$25,000	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550324. Member loan 550324 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	Amedisys	Debt-to-income ratio:	21.81%
Length of employment:	4 years	Location:	BATON ROUGE, LA

Home town:
Current & past employers:	Amedisys
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,106.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 550334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550334	$4,500	6.76%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550334. Member loan 550334 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Fairfax County Govt.	Debt-to-income ratio:	8.29%
Length of employment:	4 years	Location:	Boyce, VA

Home town:
Current & past employers:	Fairfax County Govt.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,428.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 550374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550374	$24,250	19.79%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550374. Member loan 550374 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,833 / month
Current employer:	Austin Capital LLC	Debt-to-income ratio:	6.07%
Length of employment:	6 years	Location:	DALLAS, TX

Home town:
Current & past employers:	Austin Capital LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/22/10 > Major Purchase loan Borrower added on 07/22/10 > Home furnishings

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	52
Revolving Credit Balance:	$15,336.00	Public Records On File:	0
Revolving Line Utilization:	99.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 550404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550404	$20,000	20.53%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550404. Member loan 550404 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	DG	Debt-to-income ratio:	15.40%
Length of employment:	2 years	Location:	erie, CO

Home town:
Current & past employers:	DG
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	23	Months Since Last Delinquency:	11
Revolving Credit Balance:	$1,182.00	Public Records On File:	0
Revolving Line Utilization:	84.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 550434

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550434	$1,500	14.35%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550434. Member loan 550434 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	Red Rock Canyon School	Debt-to-income ratio:	23.40%
Length of employment:	< 1 year	Location:	SAINT GEORGE, UT

Home town:
Current & past employers:	Red Rock Canyon School
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,995.00	Public Records On File:	0
Revolving Line Utilization:	60.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 550444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550444	$8,000	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550444. Member loan 550444 was requested on July 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,208 / month
Current employer:	Hampton City Schools	Debt-to-income ratio:	14.93%
Length of employment:	< 1 year	Location:	HAMPTON, VA

Home town:
Current & past employers:	Hampton City Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,454.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 550577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550577	$8,800	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550577. Member loan 550577 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	West Side Industrial Supply	Debt-to-income ratio:	23.15%
Length of employment:	9 years	Location:	South Elgin, IL

Home town:
Current & past employers:	West Side Industrial Supply
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > Please note, our restaurant has been increasing business each month at a rate of about 15%. We are new to the area and are getting known for the best Pizza and Pasta in town.

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,875.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 550631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550631	$16,800	15.21%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550631. Member loan 550631 was requested on July 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,411 / month
Current employer:	Buffalo Federal Savings Bank	Debt-to-income ratio:	13.13%
Length of employment:	2 years	Location:	Buffalo, WY

Home town:
Current & past employers:	Buffalo Federal Savings Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/10 > The use of proceeds is to payoff a balloon note to a gentleman I owe and to payoff one of my credit cards. The overall savings to me if the loan is funed will be $218.00/month. I always pay extra on my debts and pay ahead. I have great credit, and strong employment history throughout my entire life. I am Banker (Loan Officer) so I understand the importance of good character, credit, capacity, and I am a harder working individual. I have had many loans through the years and all have performed as agreed. I have a good job and for a strong company. The future looks bright with my current employer for advancement. I am aggressive at paying off my debt.

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,880.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 550685

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550685	$20,000	11.86%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550685. Member loan 550685 was requested on July 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Gulf Coast	Debt-to-income ratio:	8.66%
Length of employment:	2 years	Location:	Houston, TX

Home town:
Current & past employers:	Gulf Coast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/20/10 > I am looking to consolidate my credit card debts in one account with low interest. When i applied for new credit card last month the credit line i got was not enough to put all the debt together. After some research i came across with this interesting Lending Club web site, i think its a great idea to pay the interest to individuals instead of banks. Hopefully i will give away loans through here after paying off my debt.

A credit bureau reported the following information about this borrower member on July 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	61
Revolving Credit Balance:	$9,985.00	Public Records On File:	0
Revolving Line Utilization:	15.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 550691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550691	$10,000	7.14%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550691. Member loan 550691 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	E.T. Consulting	Debt-to-income ratio:	1.82%
Length of employment:	2 years	Location:	Boulder, CO

Home town:
Current & past employers:	E.T. Consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > This loan will pay off the remainder of a balance owed to my ex-husband per a divorce settlement agreement. I have no debt other than a mortgage and equity line of credit. I, also, have very good credit and income, and am more than able to meet the required monthly payments.

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,594.00	Public Records On File:	0
Revolving Line Utilization:	49.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 550713

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550713	$25,000	10.75%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550713. Member loan 550713 was requested on July 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	PC Fibre Technology, LLC	Debt-to-income ratio:	9.94%
Length of employment:	< 1 year	Location:	Appleton, WI

Home town:
Current & past employers:	PC Fibre Technology, LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/20/10 > Funds will be used to fund inventory purchase at documented cost. I have doumented fixed fee agreement to manufacture with guranteed quality and yield. Have purchase order for finished product from large multinational company that pays in 5 days of delivery. All documented to reduce risk. Cycle is less than 30 days. Borrower added on 07/21/10 > The process is taking formerly landfilled material and making paper pulp from it. The waste sludge will then be made into fuel pellets so there will be zero material landfilled. The fuel pellets are used as a coal substitute at energy plants so harmful coal emissions are reduced. the process saves trees, land fill space, and air quality.

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,380.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 550745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550745	$18,000	17.56%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550745. Member loan 550745 was requested on July 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Lead Media Partners	Debt-to-income ratio:	21.16%
Length of employment:	4 years	Location:	South Jordan, UT

Home town:
Current & past employers:	Lead Media Partners
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/20/10 > This loan will be put towards consolidating a few credit/charge cards into a single payment along with paying last years taxes, which I wasn't prepared for!

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,686.00	Public Records On File:	0
Revolving Line Utilization:	30.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 550763

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550763	$12,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550763. Member loan 550763 was requested on July 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,060 / month
Current employer:	State of missouri	Debt-to-income ratio:	17.47%
Length of employment:	4 years	Location:	Dixon, MO

Home town:
Current & past employers:	State of missouri
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/20/10 > i plan on paying all my credit card debt off with this money and cancel the cards so that i dont get in this situation again. i am always on time with my payments. i have a budget for the begining of the month its $500.00 and the 15th of the month is $525.00. My job is on the safe as far as i know. Borrower added on 07/23/10 > I have been working two jobs to try and pay all this debt off that i have accured i am trying to get on the right track of getting out of this mess any extra money that i can put forth to paying off my loan quicker i will do so. Borrower added on 07/25/10 > i have a monthly budget as far as my credit card payments go 1st of the month i pay 1.Usbank- min. 150.00 i pay usually 200.00 2.American dreamcard- $70.00 i pay 120.00 3.walmart card- min- 35.00 i pay 80.00 4.target card 15.00 i pay 30.00 so here is an idea of what i pay i didnt add all of them on here but those are the main cards i need help paying off. I work full-time and i pay all my bills first before i do anything else and if that means i have to go without something i will. I will pay this loan back every bit of it i am trying to be a responsible adult and take action while can so please help me out lending club members i will not let you down. any help would be great i do plan on paying this off soon than five years once i pay the credit cards off i will have more money to put toward paying the loan off quicker thanks for your help. :)

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,737.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 550817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550817	$23,000	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550817. Member loan 550817 was requested on July 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	halo comm	Debt-to-income ratio:	15.06%
Length of employment:	3 years	Location:	jacksonville, FL

Home town:
Current & past employers:	halo comm
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/20/10 > to buy home with Borrower added on 07/21/10 > my job is very stable i have had it for almost three years. i plan on using this money to fiish the purchase of my second home in cash the only payment i would have is this loan on it also i would have no problem makin the loan my dti would be about 41 percent also i have enough money in saving to make my bill for atleast i year if i was laid off and if needed i could prove this as well thanks in an advance and if you look at my credit you would see no matter what size or amount i pay all my bills credit is great and i dont even have one collection and dont plan to start either

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,962.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 550877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550877	$17,600	15.95%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550877. Member loan 550877 was requested on July 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	n/a	Debt-to-income ratio:	19.32%
Length of employment:	n/a	Location:	glen burnie, MD

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	39
Revolving Credit Balance:	$9,616.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 550977

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
550977	$20,000	13.61%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 550977. Member loan 550977 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,292 / month
Current employer:	WELLS FARGO	Debt-to-income ratio:	6.40%
Length of employment:	9 years	Location:	HOBOKEN, NJ

Home town:
Current & past employers:	WELLS FARGO
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > The loan will be used for some debt consolidation and home improvements. I am a qualified borrower due to my to stable employment at Wells Fargo Securites, where I have been employed for nearly ten years.

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	31
Revolving Credit Balance:	$13,221.00	Public Records On File:	0
Revolving Line Utilization:	63.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 551063

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551063	$22,750	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551063. Member loan 551063 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,458 / month
Current employer:	Palm Beach County Schools	Debt-to-income ratio:	18.30%
Length of employment:	3 years	Location:	Jupiter, FL

Home town:
Current & past employers:	Palm Beach County Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/21/10 > This is a debt consolidation loan. My husband, Thomas & I would like to pay off our visa cards at a lower interest rate.

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	37
Revolving Credit Balance:	$25,575.00	Public Records On File:	0
Revolving Line Utilization:	61.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 551223

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551223	$1,050	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551223. Member loan 551223 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	HAN JUVEN CORR FACILITY	Debt-to-income ratio:	15.85%
Length of employment:	2 years	Location:	RICHMOND, VA

Home town:
Current & past employers:	HAN JUVEN CORR FACILITY
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,061.00	Public Records On File:	0
Revolving Line Utilization:	73.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 551232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551232	$12,000	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551232. Member loan 551232 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,683 / month
Current employer:	Nationwide Industries	Debt-to-income ratio:	20.76%
Length of employment:	3 years	Location:	tampa, FL

Home town:
Current & past employers:	Nationwide Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > Iam want to up date my home and pay off my car loan.

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,583.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 551259

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551259	$4,800	15.95%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551259. Member loan 551259 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	Johnson Mirmiran Thompson	Debt-to-income ratio:	4.92%
Length of employment:	2 years	Location:	Baltimore, MD

Home town:
Current & past employers:	Johnson Mirmiran Thompson
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/22/10 > Car Loan

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,785.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 551324

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551324	$8,000	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551324. Member loan 551324 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,675 / month
Current employer:	Paul Gibbs Studio	Debt-to-income ratio:	8.09%
Length of employment:	10+ years	Location:	Lancaster, PA

Home town:
Current & past employers:	Paul Gibbs Studio
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,909.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 551331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551331	$5,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551331. Member loan 551331 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,200 / month
Current employer:	SARA LEE BAKERY GROUP	Debt-to-income ratio:	21.96%
Length of employment:	8 years	Location:	PENSACOLA, FL

Home town:
Current & past employers:	SARA LEE BAKERY GROUP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,600.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 551356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551356	$5,000	13.23%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551356. Member loan 551356 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Salvatore Nazzaro	Debt-to-income ratio:	22.04%
Length of employment:	4 years	Location:	Perkiomenville, PA

Home town:
Current & past employers:	Salvatore Nazzaro
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,418.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 551378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551378	$20,000	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551378. Member loan 551378 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Wilshire Media Group	Debt-to-income ratio:	9.13%
Length of employment:	< 1 year	Location:	FOLSOM, CA

Home town:
Current & past employers:	Wilshire Media Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,852.00	Public Records On File:	0
Revolving Line Utilization:	25.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 551533

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551533	$25,000	16.82%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551533. Member loan 551533 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,517 / month
Current employer:	ProObject Inc	Debt-to-income ratio:	11.75%
Length of employment:	1 year	Location:	Abingdon, MD

Home town:
Current & past employers:	ProObject Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/21/10 > I am looking to obtain this loan to get out of debt. As everyone know times have been hard. Traditional banks would not offer any help in this area. What I will be doing with the funds is paying of my creditors to create a single payment. Also by obtaining this loan it will help me to free up cash to place into savings, approximately $400 if approved. That $400 monthly is more than enough to rid myself of depending on credit cards. Also with the additional funds I plan to add additional payments to pay the loan of before the 5yr term is up. If there is anything else anyone would like to know please contact me. This loan is something I have been looking for for years and didnt even think was possible to obtain.

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,178.00	Public Records On File:	0
Revolving Line Utilization:	64.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 551541

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551541	$17,500	18.67%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551541. Member loan 551541 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	17.96%
Length of employment:	2 years	Location:	las cruces, NM

Home town:
Current & past employers:	Booz Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/21/10 > This loan will be used to purchase one DVD Kiosk that will be deployed at a local university. Borrower added on 07/22/10 > 18,500 students attend this university. Borrower added on 07/26/10 > In works to secure locations on Ft. Bliss TX who As of 2005, the base contributed about $1.7 billion to the El Paso economy. Borrower added on 07/29/10 > Each DVD Kiosk will hold 250 movies and can carry blu-ray and games that can be rented at a slightly higher fee.

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	52
Revolving Credit Balance:	$13,576.00	Public Records On File:	0
Revolving Line Utilization:	87.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 551547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551547	$20,000	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551547. Member loan 551547 was requested on July 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,917 / month
Current employer:	Capmark Finance	Debt-to-income ratio:	24.07%
Length of employment:	3 years	Location:	Arvada, CO

Home town:
Current & past employers:	Capmark Finance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/21/10 > Pay off Juniper accounts Borrower added on 07/22/10 > I am currently paying 24% interest on my Juniper credit card. It jumped to that amount in the last year. It was never this high before. I can only pay the minimum now and I have never missed a payment with Juniper or any of my other credit cards. This one is the highest interest rate.

A credit bureau reported the following information about this borrower member on July 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,596.00	Public Records On File:	1
Revolving Line Utilization:	24.80%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 551645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551645	$19,000	15.21%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551645. Member loan 551645 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,536 / month
Current employer:	Alacer Corp.	Debt-to-income ratio:	18.72%
Length of employment:	1 year	Location:	Ontario, CA

Home town:
Current & past employers:	Alacer Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > This loan will be used as part of a start up for a mall food franchise expected to open this november

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	39
Revolving Credit Balance:	$5,726.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 551734

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551734	$7,000	14.72%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551734. Member loan 551734 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,583 / month
Current employer:	Action Carting	Debt-to-income ratio:	24.54%
Length of employment:	3 years	Location:	BRENTWOOD, NY

Home town:
Current & past employers:	Action Carting
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	32
Revolving Credit Balance:	$9,833.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 551766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551766	$12,000	14.35%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551766. Member loan 551766 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,000 / month
Current employer:	TRUELIANCE INC	Debt-to-income ratio:	20.41%
Length of employment:	6 years	Location:	GARDEN GROVE, CA

Home town:
Current & past employers:	TRUELIANCE INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/22/10 > My current debt load is as follows: CITI card:$21,000-credit card used for support family last two years -finally my brother find new job he pay me $200 every months I want to reduce my citi card balance and increase my credit score.

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,965.00	Public Records On File:	0
Revolving Line Utilization:	91.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 551897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551897	$6,500	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551897. Member loan 551897 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Froedtert Hospital	Debt-to-income ratio:	13.68%
Length of employment:	10+ years	Location:	New Berlin, WI

Home town:
Current & past employers:	Froedtert Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/10 > Have been at current job for almost 14 years. Getting married next month and will have increased income. Have an excellent record of paying bills on time. Want to use money to combine some bills so I can make one single payment.

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,699.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 551924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551924	$11,000	10.75%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551924. Member loan 551924 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,066 / month
Current employer:	Mass General Hospital	Debt-to-income ratio:	2.00%
Length of employment:	4 years	Location:	Boston, MA

Home town:
Current & past employers:	Mass General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,087.00	Public Records On File:	0
Revolving Line Utilization:	18.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 551952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551952	$12,000	10.75%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551952. Member loan 551952 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	n/a	Debt-to-income ratio:	6.94%
Length of employment:	n/a	Location:	Fairfield, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > The funds will be used for kitchen and bathroom up grades.

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,895.00	Public Records On File:	0
Revolving Line Utilization:	15.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 551962

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551962	$15,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551962. Member loan 551962 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Retro Studios	Debt-to-income ratio:	8.07%
Length of employment:	3 years	Location:	Austin, TX

Home town:
Current & past employers:	Retro Studios
Education:

This borrower member posted the following loan description, which has not been verified:

I had cancer at 17, cured by 18 and I am now married in my 30's. Having a child was something I thought I would just get around to one day. But because of past chemotherapy, I cannot conceive a baby with my lovely wife without IVF (In Vitro Fertilization). My wife and I could save up for the IVF to have children but we are both in our 30's, so tick-tock. I am a jack-of-all-disciplines IT guy working at a very stable Nintendo owned video game studio. My wife has taught 3rd - PreK for over 10 years and has a Bachelor in teaching.

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,605.00	Public Records On File:	0
Revolving Line Utilization:	43.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 551982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551982	$10,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551982. Member loan 551982 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Orange County Sanitation District	Debt-to-income ratio:	1.06%
Length of employment:	8 years	Location:	Yorba Linda, CA

Home town:
Current & past employers:	Orange County Sanitation District
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,269.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 551987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
551987	$25,000	11.49%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 551987. Member loan 551987 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Manatee County Sheriff's Office	Debt-to-income ratio:	9.48%
Length of employment:	8 years	Location:	GIBSONTON, FL

Home town:
Current & past employers:	Manatee County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,904.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552080	$13,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552080. Member loan 552080 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Young Living Essential Oils	Debt-to-income ratio:	18.54%
Length of employment:	5 years	Location:	American Fork, UT

Home town:
Current & past employers:	Young Living Essential Oils
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/10 > Just to be clear. The amount is to pay off all cards in my name and my husbands name. The total dollar amount to pay them all off is aprox. $12800. He also has very good credit and neither of us have been late on any payments ever.

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,836.00	Public Records On File:	0
Revolving Line Utilization:	55.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552099

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552099	$2,800	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552099. Member loan 552099 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	mathews dinner	Debt-to-income ratio:	16.25%
Length of employment:	10+ years	Location:	englewood, NJ

Home town:
Current & past employers:	mathews dinner
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,909.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552116

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552116	$25,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552116. Member loan 552116 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,416 / month
Current employer:	C.U.S.D.	Debt-to-income ratio:	12.65%
Length of employment:	10+ years	Location:	Chino Hills, CA

Home town:
Current & past employers:	C.U.S.D.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,960.00	Public Records On File:	0
Revolving Line Utilization:	65.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552131	$20,000	11.49%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552131. Member loan 552131 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	ProHealth Physicians	Debt-to-income ratio:	19.21%
Length of employment:	8 years	Location:	Vernon, CT

Home town:
Current & past employers:	ProHealth Physicians
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/22/10 > My wife and I are trying to consolidate our credit card bills and pay them off at a lower rate. I believe I am a strong candidate for this loan. I have a very secure and stable occupation. I am a Cardiac Ultrasonographer with over 8 years experience. The company I work for is strong financially. We are one of the leading networks of Physicians in the State of Connecticut. My wife is returning to work in the fall. She is a school teacher. She has been home for the last several years with our children. She is returning to the workforce this fall and will contribute to the family income.

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	9
Revolving Credit Balance:	$38,710.00	Public Records On File:	0
Revolving Line Utilization:	56.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552133

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552133	$24,250	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552133. Member loan 552133 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	PROFITLINE	Debt-to-income ratio:	22.52%
Length of employment:	2 years	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	PROFITLINE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/10 > A little bit about me, I am a working professional and have been gainfully employed full time since I was 17 years old. Prior to turning 17 I worked part time from the age of 13. I held my first real job at a Market Research firm for 10 years. I worked my way up from telemarketer to Marketing Director eventually landing in Honolulu HI running a branch office. When that office closed, I went to work for Nextel Communications and was a Customer Relations Manager for about 2 years before moving to CA. Since living in CA I have had 2 jobs, the first as Operations Manager for an IT Outsourcing company (2 years) and most recently as a Data Analyst with a Telecom Expense Management firm where I have been employed for the past 2.5 years. There are no gaps in my employment history and I have never been without a job. I currently have 8 debtors, which includes 7 credit cards at decent interest rates and a small line of credit for overdraft protection. I have paid off a home mortgage, and 6-8 auto loans with no late payments or fees. I have never bounced a check, missed a payment, or had any liens against me. The only issue with my credit report is the credit cards for which I am seeking this loan to pay off, all of which are up to date and in good standing. My take home pay is about $3K a month. I have monthly expenses of about $1815($800 rent, $200 car payment, $65 insurance, $150 utilities, currently paying $600+ on credit cards). My goal is to pay off my credit cards and close all but one of them with this loan. The remaining credit card I plan on making $150 payments on until paid off. I would like to purchase another home in 4-5 years once this debt is paid up. I do have access to family funds and a second income from my partner in the event of any emergencies. I also have $6K in savings to fall back on. I am very proud of my credit and payment history and would never do anything to damage my credit. The majority of this credit card debt was accrued 10+ years ago and I am currently living well within my means. My problem is that since I have such a large amount of credit card debt banks will not issue me a consolidation loan despite my flawless payment history. If you invest in me I will not let you down. If you have any additional questions or concerns please ask away. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,643.00	Public Records On File:	0
Revolving Line Utilization:	46.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552143	$15,000	11.49%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552143. Member loan 552143 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	n/a	Debt-to-income ratio:	9.60%
Length of employment:	< 1 year	Location:	Southlake, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	81
Revolving Credit Balance:	$6,306.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552180

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552180	$15,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552180. Member loan 552180 was requested on July 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	E. F. Paulsen & Associates	Debt-to-income ratio:	12.09%
Length of employment:	2 years	Location:	norco, CA

Home town:
Current & past employers:	E. F. Paulsen & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,743.00	Public Records On File:	0
Revolving Line Utilization:	8.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552311

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552311	$7,000	15.21%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552311. Member loan 552311 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Quantlab financial	Debt-to-income ratio:	11.03%
Length of employment:	2 years	Location:	The Woodlands, TX

Home town:
Current & past employers:	Quantlab financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > New bike for work commute.

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	5
Revolving Credit Balance:	$8,675.00	Public Records On File:	0
Revolving Line Utilization:	19.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 552339

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552339	$9,000	13.98%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552339. Member loan 552339 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Childcare Network	Debt-to-income ratio:	9.66%
Length of employment:	n/a	Location:	Columbus, GA

Home town:
Current & past employers:	Childcare Network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > Consolidating bills

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	34
Revolving Credit Balance:	$9,513.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552412	$12,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552412. Member loan 552412 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,208 / month
Current employer:	United States Navy	Debt-to-income ratio:	23.32%
Length of employment:	2 years	Location:	Hampton, VA

Home town:
Current & past employers:	United States Navy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	64
Revolving Credit Balance:	$17,088.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 552413

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552413	$1,000	13.23%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552413. Member loan 552413 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	universal disposal	Debt-to-income ratio:	21.83%
Length of employment:	9 years	Location:	geneva, OH

Home town:
Current & past employers:	universal disposal
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,797.00	Public Records On File:	0
Revolving Line Utilization:	97.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 552434

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552434	$25,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552434. Member loan 552434 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,167 / month
Current employer:	Telekenex	Debt-to-income ratio:	12.99%
Length of employment:	4 years	Location:	Brentwood, CA

Home town:
Current & past employers:	Telekenex
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > We are in need of money to purchase electronics to grow our business. We have 75 new customers willing to sign a 3 year contract but we need the electronics to get these customers connected to our network.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,166.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552443	$15,000	17.56%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552443. Member loan 552443 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	NES Rentals	Debt-to-income ratio:	13.03%
Length of employment:	3 years	Location:	Holyoke, MA

Home town:
Current & past employers:	NES Rentals
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	48	Months Since Last Delinquency:	13
Revolving Credit Balance:	$12,119.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552451	$21,000	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552451. Member loan 552451 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,642 / month
Current employer:	Geisinger Medical Center	Debt-to-income ratio:	15.15%
Length of employment:	4 years	Location:	williamsport, PA

Home town:
Current & past employers:	Geisinger Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/13/10 > I wish to pay off all credit cards and loans that I have. To have just one payment to to lending club would be more efficient and also increase my credit score Borrower added on 07/16/10 > I want to streamline my finances. The best way is to first eliminate the credit card debt. From there, it will be very easy to practically manage my finances. Ultimately, my goal is to eliminate all debt and be able to concentrate solely on investment and increased savings for my retirement. Borrower added on 07/17/10 > I have very good credit. It is 712 across all three credit bureaus. In the 3+ years that I have had a monthly credit monitoring subscription, I have never been late with any payments. This includes car loan/insurance, mortgage payments, home utility payments and credit card bills. My monthly budget is approximately 2500.00, with a net pay of 3300.00 per month. With the high interest rates, I want to eliminate all credit card debt and loan payments. That way I can concentrate on repaying just my Lending Club bill each month, my mortgage, and utilities. I have been employed by the largest non-profit hospital health system in North Central PA for 4+ years as a Professional Allied Health Professional. My job is extremely secure; we are expanding with Providers Offices/Clinics in the SE PA regions of Allentown PA, Philadelphia PA, and South Jersey. I have no fear of layoffs, which is a blessing in today's economy. If anything, our HR division is adding jobs to the Health Sysytem everyday. One last thing about my employer, President Obama lauded our health system as a role model for Excellence in Healthcare while keeping costs down. I really want to eliminate the variable rates of my credit cards. I now believe that credit cards are not the way to buy products. I have changed to paying cash for goods. Borrower added on 07/17/10 > What makes your investment/loan secure is that I am an extremely reliable person. My credit score is very good; I have never been late with my car loan/insurance, credit card payments, loan payments, or any of my household utility bills. I have a very secure job as a Medical Technologist at a Major Healthcare System of note, and I have been continuously employed there for 4+ years. My monthly bills TOTAL approximately 2500.00 and my net income is approximately 3500.00 per month. My fiance has been out of work since December of last year, so I have paid all of my bills. Although he will return to work in August, I bought my home and pay my debts based on my salary alone. The reason that I need this loan is to get rid of my credit card debt. The varying interest rates, and separate bills have begun to irritate me. I would rather just pay the credit card debt off, and repay your loan to me. Just one monthly bill payment to repay your loan is MUCH more practical and logical to me. I am anxious to repair my finances; very anxious. I have begun to pay cash for goods. I would greatly appreciate your help in my endeavor; and I am convicted regarding paying my bills on time. My character is defined by my diligence in paying my bills, and paying my bills on time or early. Borrower added on 07/19/10 > Post script to all lenders, especially "everyday moves". I would lean towards paying off my loan by having a flat ammount of 500.00/month debited from my checking account. I do not know how much earlier this would pay off my loan, but it may shorten the time somewhat. Thank you very much for considering your investment; it will pay off for you. I am a dependable, good risk to invest in and reap positive returns.

A credit bureau reported the following information about this borrower member on July 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,634.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 552454

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552454	$10,000	15.58%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552454. Member loan 552454 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Gold's Gym Birmingham	Debt-to-income ratio:	9.50%
Length of employment:	1 year	Location:	Birmingham, AL

Home town:
Current & past employers:	Gold's Gym Birmingham
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/10 > I am a third year law student. This loan is to pay for my last two semesters of school so that I can focus my attention on passing the bar. I am currently the assistant general manager of a 50,000 square foot gym and hold a master's degree in business administration. I am now paying almost $800 a month out of pocket for tuition and am able to do so while paying other obligations. I plan to use the funds to pay my tuition in full netting me $475 per month which I inturn plan to use less than half of those netted funds to pay on my vacation condo (payments only $200. mo) I own in Cancun, Mexico which currently rents for $1,000 a week.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,539.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 552456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552456	$25,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552456. Member loan 552456 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	15.75%
Length of employment:	10+ years	Location:	Oceanside, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,475.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552460	$4,000	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552460. Member loan 552460 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Dimensional fund advisors	Debt-to-income ratio:	2.07%
Length of employment:	< 1 year	Location:	AUSTIN, TX

Home town:
Current & past employers:	Dimensional fund advisors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/10 > I am purchasing music production equipment for my hobby. I have been using out of date software/hardware to learn but I want to take it to the next level.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,207.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 552468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552468	$3,500	10.75%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552468. Member loan 552468 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,750 / month
Current employer:	SNL Financial	Debt-to-income ratio:	7.72%
Length of employment:	5 years	Location:	Charlottesville, VA

Home town:
Current & past employers:	SNL Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/10 > I also have a VW 2000 with around 120K miles, which have been paid off if you need to use it as Collateral, can get more information to you.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	37
Revolving Credit Balance:	$9,152.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 552470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552470	$8,000	14.84%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552470. Member loan 552470 was requested on July 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	COSCO Container Lines America	Debt-to-income ratio:	5.97%
Length of employment:	< 1 year	Location:	Kansas City, MO

Home town:
Current & past employers:	COSCO Container Lines America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > Our oldest daughter is moving to New York and wants to marry in her hometown before she leaves in September. Working to improve credit scores so we can buy a smaller house next year and don't want our scores to be lowered due to new inquiries and a loan.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	3
Revolving Credit Balance:	$4,127.00	Public Records On File:	1
Revolving Line Utilization:	29.10%	Months Since Last Record:	97
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 552483

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552483	$8,000	19.04%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552483. Member loan 552483 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,475 / month
Current employer:	L-3 Communications	Debt-to-income ratio:	4.59%
Length of employment:	4 years	Location:	Portland, OR

Home town:
Current & past employers:	L-3 Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Our restaurant opened a few months ago and has broken even since day one. We haven't made much money however we have no debt except for a couple small credit cards totaling less than $1500. Our operating costs are next to nothing and our debt to income ratio is extremely good. We want to upgrade a cooler so that we can add more menu items. My employment is stable and I am a translator. I have worked there for over 4 years.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	56
Revolving Credit Balance:	$1,084.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 552498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552498	$25,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552498. Member loan 552498 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	n/a	Debt-to-income ratio:	11.60%
Length of employment:	2 years	Location:	coppell, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,263.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552510

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552510	$17,000	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552510. Member loan 552510 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,250 / month
Current employer:	Equity Residential	Debt-to-income ratio:	16.87%
Length of employment:	3 years	Location:	REDLANDS, CA

Home town:
Current & past employers:	Equity Residential
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Will be purchasing excavation equipment for an already established business. Going in as a joint partner. Borrower added on 07/29/10 > I've never had a late payment on anything ever. I pay back all my debts. I can afford the monthly payment with no problems. I have a very secure career and am a top performer at my company so my income is very secure. I'm very excited in this new venture I hope to have going so thank you to any who are able to fund my loan.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,843.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 552542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552542	$9,000	7.88%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552542. Member loan 552542 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,000 / month
Current employer:	PROSTEP INC	Debt-to-income ratio:	9.68%
Length of employment:	4 years	Location:	Lake Orion, MI

Home town:
Current & past employers:	PROSTEP INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > Mint Condition, Just Inspected Audi A4 Convertible for my Wife (Anniversary Present) Borrower added on 07/26/10 > Mint condition, just inspected 2004 Audi A4 Cabriolet - Gift for wife (Anniversary) Borrower added on 07/27/10 > One lender asked: Does my wife work ? Yes, she used to be a 5 star pastry chef and gave up her career to raise our family. Now she works at the school part time in food service. I think she deserves something special for our 20th anniversary. Borrower added on 07/27/10 > Financially speaking, this would drop my car lease for her from $463 / month to a $181 / month. We are trying to break our addiction to leasing! Borrower added on 07/28/10 > Tax Returns, W2's, Paychecks have all been submitted and are being reviewed.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,081.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552583	$17,000	15.21%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552583. Member loan 552583 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	Paxton Media	Debt-to-income ratio:	12.09%
Length of employment:	4 years	Location:	West Paducah, KY

Home town:
Current & past employers:	Paxton Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > Here is a more detailed description of my monthly finanes: My income is $3k net after 401K contribution/ Husband income is $4k net after 401K contribution Mortgage- $1,150.00 Owned home for 5 years/ home is 5 years old. Home Equity $ 300.00 Used for home addition, mother in law suite. Utilities $ 600.00 Insurance $ 150.00 Credit Card Pay: $ 800.00 - $1,000.00 School Tuition: $ 400.00 Reason for the loan: I accrued credit card debt in the 90's after going through a divorce. I have paid off a large chunk of the debt, but am still left with $17,000.00 outstanding. I have tried to consolidate in to one payment, but credit card companies are not willing to change terms. I need a fixed payment with a fixed term to pay this off once and for all and stop juggling credit cards. Borrower added on 07/30/10 > My work history is excellent, I have worked for the same employer for the past four years. In my previous job, I worked for my employer for over five years. I have had no gaps in my work history since graduating from college in 1993. I am more than able to keep paying my credit card debt as it is currently structured, but would be able to pay it off quicker and at a more reasonable rate through the Lending Club.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,678.00	Public Records On File:	1
Revolving Line Utilization:	41.10%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 552604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552604	$25,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552604. Member loan 552604 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,500 / month
Current employer:	n/a	Debt-to-income ratio:	5.75%
Length of employment:	10+ years	Location:	Smithtown, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/10 > I have been in business for over 15 years. I own and operate a moble DJ business. I also run a day care in my home. I also work part time in retail. I plan to pay down my credit card balances and hopefully be able to purchase a new sound system. I would like to keep my monthly payment around $600.00.I am also hoping to improve my credit score with an installment loan. I have a great credit history.No late payments. Like I indicated above I have been in business for over 15 years and love what I do.

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,209.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 552630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552630	$20,000	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552630. Member loan 552630 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,667 / month
Current employer:	Charles Schwab	Debt-to-income ratio:	5.93%
Length of employment:	5 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Charles Schwab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/10 > I am going to pay off my 2 credit cards that are at 19,850. They both add up to over $950.00 a month of min payment. They are at Bank fo America Borrower added on 07/25/10 > I have worked at Charles Schwab for over 5 years. As a margins Analyst I have a very stable job. Margin department will always be needed in all aspects of what a brokerage firms offers to clients, internal representatives, and regulatory rules of the U.S. exchange. Borrower added on 07/25/10 > I have never missed a payment on by debt. My payment history is perfect. I need help to get out of debt faster. Having this loan will help me manage my money so that I can pay off the debt that I have. I have a 3 bedroom condo that is paid for so I do get rental income of 1,250 from 2 renters. Monthly Budget: Rental Income: +1,250.00 Monthly Salary: (Before Taxes and 401K) +4,250.00 Bank Of America Credit Cards: -950 Car Insurance -110.00 HOA: -195.00 Miscellaneous: (Food, gym, leisure) -960.00 (No rent or mortgage) Borrower added on 07/25/10 > I have never missed a payment on by debt. My payment history is perfect. I need help to get out of debt faster. Having this loan will help me manage my money so that I can pay off the debt that I have. I have a 3 bedroom condo that is paid for so I do get rental income of 1,250 from 2 renters. Monthly Budget: Rental Income: +1,250.00 Monthly Salary: (Before Taxes and 401K) +4,250.00 Bank Of America Credit Cards: -950 Car Insurance -110.00 HOA: -195.00 Miscellaneous: (Food, gym, leisure) -960.00 (No rent or mortgage)

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,597.00	Public Records On File:	0
Revolving Line Utilization:	92.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 552636

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552636	$25,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552636. Member loan 552636 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,125 / month
Current employer:	Ticona Plastics	Debt-to-income ratio:	7.00%
Length of employment:	10+ years	Location:	hebron, KY

Home town:
Current & past employers:	Ticona Plastics
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,369.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552794	$7,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552794. Member loan 552794 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,100 / month
Current employer:	west penn allegheny health system	Debt-to-income ratio:	22.98%
Length of employment:	10+ years	Location:	lower burrell, PA

Home town:
Current & past employers:	west penn allegheny health system
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > funding is for a 1980 32' Bayliner 3250 Conquest boat in excellent condition that is being sold for $6,500.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,352.00	Public Records On File:	1
Revolving Line Utilization:	70.10%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552796	$4,600	10.38%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552796. Member loan 552796 was requested on July 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,700 / month
Current employer:	sears holdings corp	Debt-to-income ratio:	6.24%
Length of employment:	5 years	Location:	mesa, AZ

Home town:
Current & past employers:	sears holdings corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/23/10 > Purpose of the loan is to finance car

A credit bureau reported the following information about this borrower member on July 23, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$309.00	Public Records On File:	0
Revolving Line Utilization:	10.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552863	$10,000	15.21%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552863. Member loan 552863 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	Mountain Landscaping Contractors	Debt-to-income ratio:	24.27%
Length of employment:	2 years	Location:	Highland Lakes, NJ

Home town:
Current & past employers:	Mountain Landscaping Contractors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > This request for a loan is to assist my sister who is getting married. I am the Senior Designer for a prominent Western NJ Landscape Design company. I value my credit history which I have worked hard to establish a solid history. My present budget is such that my excess monthly cash flows are more than sufficient to repay the loan in a timely manner through ACH payments. Thank you.

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,413.00	Public Records On File:	0
Revolving Line Utilization:	26.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 552875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552875	$7,000	15.95%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552875. Member loan 552875 was requested on July 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,700 / month
Current employer:	BBRG	Debt-to-income ratio:	11.11%
Length of employment:	5 years	Location:	Southfield , MI

Home town:
Current & past employers:	BBRG
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	17
Revolving Credit Balance:	$10,515.00	Public Records On File:	0
Revolving Line Utilization:	46.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 552991

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552991	$25,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552991. Member loan 552991 was requested on July 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,250 / month
Current employer:	Alterian	Debt-to-income ratio:	13.23%
Length of employment:	6 years	Location:	Chicago, IL

Home town:
Current & past employers:	Alterian
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/10 > I am looking for this loan to help consolidate credit card debts and provide flexibility when selling my condo.

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	50
Revolving Credit Balance:	$97,498.00	Public Records On File:	0
Revolving Line Utilization:	64.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553062	$13,000	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553062. Member loan 553062 was requested on July 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	william backus hospital	Debt-to-income ratio:	21.47%
Length of employment:	9 years	Location:	norwich, CT

Home town:
Current & past employers:	william backus hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > work full time with benefits over nine years. own house. had a loan from benefical loan and never missed a payment, have automatic withdrawl. dont know of any one public record on my behave. Borrower added on 07/27/10 > pay back term may be shorter pay back.

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,216.00	Public Records On File:	1
Revolving Line Utilization:	77.60%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553094

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553094	$25,000	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553094. Member loan 553094 was requested on July 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Shaw Industries	Debt-to-income ratio:	22.31%
Length of employment:	10+ years	Location:	Fort Payne, AL

Home town:
Current & past employers:	Shaw Industries
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > Asking for this money to pay off several accounts. Thanks

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,301.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 553107

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553107	$5,000	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553107. Member loan 553107 was requested on July 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,597 / month
Current employer:	stewart & stevenson	Debt-to-income ratio:	15.79%
Length of employment:	10+ years	Location:	tomball, TX

Home town:
Current & past employers:	stewart & stevenson
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > buying car off ebay.

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	59
Revolving Credit Balance:	$5,161.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 553121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553121	$25,000	21.27%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553121. Member loan 553121 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$30,500 / month
Current employer:	PMSC	Debt-to-income ratio:	5.08%
Length of employment:	10+ years	Location:	Rancho Cucamonga, CA

Home town:
Current & past employers:	PMSC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > I have a tax bill due. My debt is from family medical issues and a start-up business venture. I pay all obligations on time. Borrower added on 07/27/10 > Hello. I am interested in being a part of the LendingClub community. I have the means to invest in the future but am temporarily not as liquid as I would like to be. An unexpected situation with tax I owe just came up recently which I would like to handle quickly. I am more than happy to give investors an excellent return on this opportunity. Plus, I get to experience how LendingClub works before I am on the investment end. Thank you.

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$73,438.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 553136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553136	$12,000	17.93%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553136. Member loan 553136 was requested on July 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,750 / month
Current employer:	Citizens Bank	Debt-to-income ratio:	2.53%
Length of employment:	< 1 year	Location:	Pawtucket, RI

Home town:
Current & past employers:	Citizens Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	28
Revolving Credit Balance:	$1,720.00	Public Records On File:	1
Revolving Line Utilization:	95.60%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 553164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553164	$25,000	14.84%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553164. Member loan 553164 was requested on July 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Source Care Management	Debt-to-income ratio:	4.46%
Length of employment:	< 1 year	Location:	Cordele, GA

Home town:
Current & past employers:	Source Care Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > This loan would enable us to pay off debt that includes medical bills and high interest credit cards. We would then be debt free with exception of our home and vehicle. Borrower added on 07/25/10 > We have completed a Crown Financial Course and this has motivated us to take steps to pay off our debt in the next 36 mths.

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	51
Revolving Credit Balance:	$8,825.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553204

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553204	$10,000	15.95%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553204. Member loan 553204 was requested on July 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,200 / month
Current employer:	Comsys	Debt-to-income ratio:	2.68%
Length of employment:	< 1 year	Location:	Houston, TX

Home town:
Current & past employers:	Comsys
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/24/10 > Just got a great new high-paying job that I love. I thought it was time to finally get that motorcycle I've been wanting.

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	9	Months Since Last Delinquency:	3
Revolving Credit Balance:	$6,585.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553267	$12,000	17.56%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553267. Member loan 553267 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	American Express	Debt-to-income ratio:	17.59%
Length of employment:	< 1 year	Location:	Scottsdale, AZ

Home town:
Current & past employers:	American Express
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > Loan is to consolidate credit card debt currently at 30% interest. This rate, and outstanding debt was accumulated during college. I'd rather focus on a pre-determined rate and completion, as opposed to bouncing around credit card deals. Reducing my outstanding balance on revolving-credit will also maintain my FICO score; which illustrates 0 late payments on all debt history. Borrower added on 07/26/10 > After my initial post, I started to read examples of what lenders (you) asked of potential borrowers. Being the case, I wanted to add the following information to provide additional context of my situation. * Primary goal is to consolidate a total of 2 credit cards, both at 29.99% interest. * CC 1 is at $8,130 * CC2 at $4,440 Yes, this loan will fall short of payoff, yet I have recently reduced my rent, and received a signing bonus, which after moving will cover this difference. I decided against the higher loan amount offered by lending-club, as it was too much money, and increased the interest rate over 20%. Since I will not have difficulty paying the remaining balance in within 1 month, I elected to take the smaller sum of $12,000. My career - IT Auditor Current "Overhead expenditure" 1) Car - $500 2) Rent - $1,000 Total of $1,500 in mandatory expenses. This, is handled with 1 paycheck, with a few hundred left over. This puts my disposable income at a level to adequately manage this loan. In addition, because this will reduce my revolving charge (increases FICO), I intend to refinance my auto. As my car was my first car purchase, I received a rate of 7.5% (at year 2 of 5). If I refi, I'm only looking to maintain the original term of 5 years (say refi for 3 years), with a lower interest rate. The reason why I've become so interested in reducing my interest rates, is I am now at year 4 after college, and plan on beginning my Masters of Science within the next year. This will be part-time, with work paying for approximately 75% with any left obviously funded for as long as a loan as possible via gov financing. I hope this info provided value, please feel free to ask additional inquiries as desired.

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,347.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 553269

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553269	$16,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553269. Member loan 553269 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Kaiser Permanente Medical Center	Debt-to-income ratio:	11.65%
Length of employment:	10+ years	Location:	San Pedro, CA

Home town:
Current & past employers:	Kaiser Permanente Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > consolidate credit card debt and payoff small remaining car notes

A credit bureau reported the following information about this borrower member on July 25, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,935.00	Public Records On File:	0
Revolving Line Utilization:	37.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553284

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553284	$25,000	18.30%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553284. Member loan 553284 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,946 / month
Current employer:	United Nations	Debt-to-income ratio:	4.26%
Length of employment:	9 years	Location:	BLOOMFIELD, NJ

Home town:
Current & past employers:	United Nations
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,090.00	Public Records On File:	0
Revolving Line Utilization:	90.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 553306

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553306	$25,000	19.04%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553306. Member loan 553306 was requested on July 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,114 / month
Current employer:	BRINKER INTERNATIONAL	Debt-to-income ratio:	9.84%
Length of employment:	4 years	Location:	VALLEY VIEW, TX

Home town:
Current & past employers:	BRINKER INTERNATIONAL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 25, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	48
Revolving Credit Balance:	$4,801.00	Public Records On File:	0
Revolving Line Utilization:	58.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 553313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553313	$7,000	13.98%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553313. Member loan 553313 was requested on July 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,700 / month
Current employer:	minneapolis club	Debt-to-income ratio:	11.37%
Length of employment:	1 year	Location:	minneapolis, MN

Home town:
Current & past employers:	minneapolis club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/10 > pay off a credit card with higher interest rate, and start builing savings for a house.

A credit bureau reported the following information about this borrower member on July 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,039.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 553333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553333	$5,400	7.14%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553333. Member loan 553333 was requested on July 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,427 / month
Current employer:	WZ Elkins	Debt-to-income ratio:	8.90%
Length of employment:	< 1 year	Location:	Houston , TX

Home town:
Current & past employers:	WZ Elkins
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/10 > I need to finance the purchase of a vehicle. I plan on purchasing a used car in the range of $4500-$6500. I'm currently seeking a 1998- 2002 Volvo V70 wagon or a Toyota Tacoma small truck. I need something that is economical but still has ample storage for transporting tools when necessary. I am a cabinetmaker working for a high end furniture/cabinet company in Houston, TX. The economy in Houston is stronger than most other parts of the country, and my job is secure. Before taking this job, I ran my own company (custom cabinets) for approximately 2 years and I am prepared to re-visit self-employment in the unlikely event of job loss. Last year, I checked my credit score and it was 755. I have pride in my credit and approach borrowing with caution. I have a modest budget; that's why I'm not trying to buy a $25,000 vehicle. My last vehicle has severe engine damage- that's why I need a loan for a new one. I intend to pay this loan off in 36 months or less.

A credit bureau reported the following information about this borrower member on July 25, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553495	$16,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553495. Member loan 553495 was requested on July 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Brookfield Engineering Labs Inc	Debt-to-income ratio:	21.54%
Length of employment:	8 years	Location:	Fall River, MA

Home town:
Current & past employers:	Brookfield Engineering Labs Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Thank You~ You Will NOT be Let Down~

A credit bureau reported the following information about this borrower member on July 25, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,920.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553534

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553534	$24,250	11.12%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553534. Member loan 553534 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	US Steel	Debt-to-income ratio:	22.25%
Length of employment:	10+ years	Location:	BESSEMER, AL

Home town:
Current & past employers:	US Steel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	30
Revolving Credit Balance:	$17,611.00	Public Records On File:	0
Revolving Line Utilization:	36.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553556

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553556	$17,800	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553556. Member loan 553556 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	McKesson	Debt-to-income ratio:	17.41%
Length of employment:	2 years	Location:	Cumming, GA

Home town:
Current & past employers:	McKesson
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > No additional info Borrower added on 07/27/10 > I am the top salesperson in my division and just returned from our company awards trip. We just finished Q1 for FY11 and I am the leader for this fiscal year also. We plan on consolidating our debt so that we have fewer bills to deal with each month. I work in the healthcare industry and thanks to ARRA our business is doing very well and I work for a very stable company (Fortune 12, 175 years in business). We have excellent credit and zero late payments.

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,435.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553569	$8,000	15.21%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553569. Member loan 553569 was requested on July 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,000 / month
Current employer:	Ballard, Rosenberg, Golper & Savitt, LLP	Debt-to-income ratio:	20.78%
Length of employment:	10+ years	Location:	Calabasas, CA

Home town:
Current & past employers:	Ballard, Rosenberg, Golper & Savitt, LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/25/10 > We are replacing a 22 yr-old heating/air conditioning system.

A credit bureau reported the following information about this borrower member on July 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	47
Revolving Credit Balance:	$2,879.00	Public Records On File:	0
Revolving Line Utilization:	72.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553657

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553657	$22,800	17.19%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553657. Member loan 553657 was requested on July 25, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,042 / month
Current employer:	McLaren Regional Medical Center	Debt-to-income ratio:	8.87%
Length of employment:	6 years	Location:	Grand Blanc, MI

Home town:
Current & past employers:	McLaren Regional Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > I am a Pharmacist working at an established Hospital with a monthly net income over $6500.00. I am mature and financially conserative. My net monthly savings after all expenses is over $1400.00, and will have an additional $200 monthly saved when factoring in the 9% reduction in interest rates versus my current credit card interest APR.

A credit bureau reported the following information about this borrower member on July 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,058.00	Public Records On File:	0
Revolving Line Utilization:	85.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553677

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553677	$6,500	7.14%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553677. Member loan 553677 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	norfolk southern	Debt-to-income ratio:	19.56%
Length of employment:	10+ years	Location:	farmer city, IL

Home town:
Current & past employers:	norfolk southern
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,572.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553726

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553726	$14,500	15.95%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553726. Member loan 553726 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,284 / month
Current employer:	LABIOMED	Debt-to-income ratio:	13.09%
Length of employment:	10+ years	Location:	CARSON, CA

Home town:
Current & past employers:	LABIOMED
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > TO PAY OFF INTEREST CREDIT CARDS

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,840.00	Public Records On File:	0
Revolving Line Utilization:	96.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553732	$10,750	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553732. Member loan 553732 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	St John's EMS	Debt-to-income ratio:	21.73%
Length of employment:	2 years	Location:	SPRINGFIELD, MO

Home town:
Current & past employers:	St John's EMS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > This is a debt consolidation loan. I want to payoff my accounts and close them. Borrower added on 07/28/10 > Thank you to all my investors. Due to some financial hardships in the family and not being able to sell my remodeled house, I have accumulated a lot of debt. I have maintained good credit during all of this and now it is time to get back on track so I can have more money in the bank. All my accounts are going to be closed... no more debt!! Excited to get back on track....

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	18
Revolving Credit Balance:	$14,967.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 553735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553735	$20,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553735. Member loan 553735 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,667 / month
Current employer:	n/a	Debt-to-income ratio:	9.54%
Length of employment:	10+ years	Location:	alpharetta, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > (1.) Self employed since 1985 (2.) month gross $13,600. Borrower added on 07/27/10 > (3.)my equifax fico score on 7/26/10 is (799.) Borrower added on 07/27/10 > ****number (2.) month gross last year was $89,400. and the net $13,600. @ month.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,668.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 553788

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553788	$7,000	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553788. Member loan 553788 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Sonic drive in	Debt-to-income ratio:	21.02%
Length of employment:	7 years	Location:	Huntsville, TX

Home town:
Current & past employers:	Sonic drive in
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	19
Revolving Credit Balance:	$6,473.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 553795

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553795	$13,000	10.75%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553795. Member loan 553795 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Professional Sports Care and Rehab	Debt-to-income ratio:	14.13%
Length of employment:	< 1 year	Location:	Washington, DC

Home town:
Current & past employers:	Professional Sports Care and Rehab
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,195.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553796

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553796	$12,000	19.04%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553796. Member loan 553796 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	Nursing & Rehab Center	Debt-to-income ratio:	0.50%
Length of employment:	10+ years	Location:	Corpus Christi, TX

Home town:
Current & past employers:	Nursing & Rehab Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > Credit card interest rates increased above 20% although I have made timely payments. I am seeking to consolidate and payoff my balance sooner than 5 years, but allowed myself the 5 year flexibility on the loan application.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	32
Revolving Credit Balance:	$12,886.00	Public Records On File:	0
Revolving Line Utilization:	44.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553806	$7,200	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553806. Member loan 553806 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,350 / month
Current employer:	Bryan Brothers Inc	Debt-to-income ratio:	1.91%
Length of employment:	10+ years	Location:	CHESTERFIELD, VA

Home town:
Current & past employers:	Bryan Brothers Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	27
Revolving Credit Balance:	$1,612.00	Public Records On File:	0
Revolving Line Utilization:	3.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553809	$25,000	15.95%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553809. Member loan 553809 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Kirkland and Ellis LLP	Debt-to-income ratio:	13.20%
Length of employment:	< 1 year	Location:	New York, NY

Home town:
Current & past employers:	Kirkland and Ellis LLP
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	63
Revolving Credit Balance:	$26,937.00	Public Records On File:	0
Revolving Line Utilization:	90.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553810	$11,200	11.12%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553810. Member loan 553810 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Johnson Matthey	Debt-to-income ratio:	17.69%
Length of employment:	3 years	Location:	Phoenixville, PA

Home town:
Current & past employers:	Johnson Matthey
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Combining 3 sep. credit cards as well as a motorcycle loan. Will refinance the remaining 50% of the motorcycle loan soon after payment for a $300+ per month savings overall. All cost of living expenses are split 50/50 between my co habitant and myself. Borrower added on 07/27/10 > I currently monitor my credit online and have seen an increase in score of about 30 points in the last 6 months. Ultimate goal will to have only 1 credit card with a low monthly balance with no other retail debt.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,717.00	Public Records On File:	0
Revolving Line Utilization:	56.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 553811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553811	$25,000	11.86%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553811. Member loan 553811 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,433 / month
Current employer:	Erickson Living Management	Debt-to-income ratio:	16.94%
Length of employment:	9 years	Location:	ARLINGTON HEIGHTS, IL

Home town:
Current & past employers:	Erickson Living Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > The purpose of this debt consolidation loan is to stop paying a credit union’s "load shark" APR rates that would take forever and a day to pay off completely. There was a point in my life – nearly ten years ago - where I was irresponsible with a credit card; plain and simple. However, like so many other people in life; I am willing to take full responsibility for my over-sight, and now I want to be able to pay-off my debt a.s.a.p. so that I can purchase a home in the next few years; and begin realizing my own version of the classic “American Dream” of owning a home; among other things without over-extending myself.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,269.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553823	$9,600	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553823. Member loan 553823 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Homegoods	Debt-to-income ratio:	5.90%
Length of employment:	5 years	Location:	east hartford, CT

Home town:
Current & past employers:	Homegoods
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	8
Revolving Credit Balance:	$5,793.00	Public Records On File:	0
Revolving Line Utilization:	36.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 553867

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553867	$12,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553867. Member loan 553867 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,625 / month
Current employer:	Wal-Mart	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	Columbus, OH

Home town:
Current & past employers:	Wal-Mart
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 553884

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553884	$7,000	17.56%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553884. Member loan 553884 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,000 / month
Current employer:	n/a	Debt-to-income ratio:	7.33%
Length of employment:	3 years	Location:	torrance, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2007	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,707.00	Public Records On File:	0
Revolving Line Utilization:	26.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553893

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553893	$24,000	13.61%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553893. Member loan 553893 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	US ARMY	Debt-to-income ratio:	11.35%
Length of employment:	8 years	Location:	grovetown, GA

Home town:
Current & past employers:	US ARMY
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Just rolling everything into one payment, much easier than having two separate bills every month.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	40
Revolving Credit Balance:	$20,927.00	Public Records On File:	0
Revolving Line Utilization:	50.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553961	$6,000	15.58%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553961. Member loan 553961 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,300 / month
Current employer:	pld associates inc.	Debt-to-income ratio:	2.88%
Length of employment:	9 years	Location:	CHERRY HILL, NJ

Home town:
Current & past employers:	pld associates inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > I am good borrower because i pay my bills on time.I've never been late on any payments.There are no negative marks on my credit history. Borrower added on 07/27/10 > I bring home 1150.00 every two weeks after taxes.my monthly bills total approximately 700.My job covers all of my living expenses;rent,food utilities etc.After i pay my monthly bills i help my parents pay some of their bills cause my father is very ill,but they are getting caught up now.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,812.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 553985

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553985	$12,000	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553985. Member loan 553985 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	American Careers	Debt-to-income ratio:	8.52%
Length of employment:	< 1 year	Location:	COLLEGE PARK, MD

Home town:
Current & past employers:	American Careers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > I am a hard worker and have made it a priority throughout my life to pay back my debts on time. I had to move away from my job that I had worked at for 8 years in Virginia because my fiancee is a pilot and had a base change to Maryland. I currently run American Careers and help people to write resumes and find work in this tough economy. It is a very stable business that was started 14 years ago. I get paid every month and have the benefit of working from home. I plan on using the loan to pay off high interest credit cards. I incurred when we moved to MD. I want to be debt free and I see consolidation as my answer. I have steady paychecks and will make sure that the money is paid back. Thank you! Stephanie

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,394.00	Public Records On File:	0
Revolving Line Utilization:	38.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554008	$25,000	13.23%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554008. Member loan 554008 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	CustomeNews	Debt-to-income ratio:	7.27%
Length of employment:	9 years	Location:	kensington, MD

Home town:
Current & past employers:	CustomeNews
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > Our reason for applying for this loan is two-fold: help us significantly pay down credit card debt we have accumulated and struggled paying due to unforeseen expenses, including emergency gallbladder surgery, costly automobile repairs (needed so we can get to work) and my fiance being unemployed for 5 months - he chose not to move back home when his temporary assignment from his long-time employer ended in order to remain in my area and propose to me. I have been in the Maryland area for 9 years, and will mark my 9 year anniversay at my employer, a small publishing company, in October. My responsibilities continue to grow as I bring in new accounts and expand our offerings. My fiance secured a job in management at a sporting goods store with a national retail company in February, and is eager to make a name for himself here. We are both hardworkers and come from similar backgrounds that stress that. I bought my condo 3 1/2 years ago - and the housing market as taken a hit. We plan to live here for at least two to three more years to be able to be in a better position with the mortgage. Due to the market drop, a home equity loan is not an option. We feel we are a good borrower because we have recognized the mistakes we made, and are not happy that we put ourselves in this position. We have been trying for the past few months to get a handle on our debt, but feel we can best do this with a personal loan that can help us better manage our payments, and eventually put us in a position to start saving. Not that we were not before, but are now moreso very careful with our money. This loan will be used to help us pay off a good number of our credit cards, as well as pay the remaining balance due on our wedding. If we knew now what we knew last summer, maybe we would have approached our wedding differently. But hindsight is 20-20, so now we are just trying to get our finances on the right track. We know that the monthly payment we take on, if our loan is fully funded, will represent 12% of our monthly income -- and this would help put us in a much better position that we stand right now. Borrower added on 07/29/10 > We appreciate the investments to date. Lending Club will receive the documents for my employment verification in a few hours -- I was unable to send on Wednesday due to being out of town. Also, my fiance's gross monthly income is an additional $6,000. Thank you!

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,810.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554025

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554025	$15,000	13.98%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554025. Member loan 554025 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	n/a	Debt-to-income ratio:	8.93%
Length of employment:	n/a	Location:	kingston, NY

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1973	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	5
Revolving Credit Balance:	$1,099.00	Public Records On File:	0
Revolving Line Utilization:	4.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554030	$15,000	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554030. Member loan 554030 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,300 / month
Current employer:	n/a	Debt-to-income ratio:	19.00%
Length of employment:	n/a	Location:	SAN ANTONIO, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > MY HUSBAND AND I,WELL MAINLY I ALONG WITH OUR DAUGHTER ARE DOING ALL OF THE ARRANGEMENTS--FLOWERS,MUSIC,CATERING,CAKES, ETC. FOR A NOVEMBER 20TH, 2010 WEDDING---TURNING OUT TO BE MORE THAN WHEN MY HUSBAND AND I GOT MARRIED A LONG TIME AGO!!

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	54
Revolving Credit Balance:	$19,736.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 554031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554031	$15,000	11.12%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554031. Member loan 554031 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Selman & Associates	Debt-to-income ratio:	17.02%
Length of employment:	7 years	Location:	Midland, TX

Home town:
Current & past employers:	Selman & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > I am trying to quickly consolidate and pay off my credit card debt faster than I would be able to directly with a revolving credit account. I'm trying to pay off and close all of my credit cards so that I may go forward in life on a cash-only basis (Dave Ramsey style). I will make an excellent borrower because I have never missed a payment (mortgage, credit card, utility, or otherwise) in my life, and I'm trying to *reduce* my debt here... not add more to it. My job is very stable, and I've been at it for 7 years at this company and 11 years in the field of Software Development. My Gross income is: $7,667 / month Budget items are given here on a monthly basis: $1800 mortgage (between first and second) $300 electricity budget $100 gas budget $270 TV/phone/internet $200 Gasoline $1500 Food $700 would be for the remainder of the Amex payment and the Chase credit card. --- remaining money is about 50/50 saved versus discretionary expenditures. Saved money is for an Emergency fund or other large expenses (taxes, insurance). Discretionary expenditures can either go to periodic expenses such as school supplies and clothing or paying down debt. Thank you for your consideration of funding this loan! I will not let you down!

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,571.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 554043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554043	$25,000	11.12%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554043. Member loan 554043 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$17,000 / month
Current employer:	Social Security Administration	Debt-to-income ratio:	0.06%
Length of employment:	10+ years	Location:	Mount Lebanon, PA

Home town:
Current & past employers:	Social Security Administration
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > The purpose of the loan is to pay off American Express credit card that has a high balance partially attributable to expenses for recent repairs on an investment property

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1976	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	11
Revolving Credit Balance:	$164.00	Public Records On File:	0
Revolving Line Utilization:	3.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 554057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554057	$21,600	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554057. Member loan 554057 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	Loyola High School of Los Angeles	Debt-to-income ratio:	24.64%
Length of employment:	3 years	Location:	Whittier, CA

Home town:
Current & past employers:	Loyola High School of Los Angeles
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,432.00	Public Records On File:	0
Revolving Line Utilization:	74.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554064	$8,000	7.14%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554064. Member loan 554064 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,529 / month
Current employer:	Continental Airlines	Debt-to-income ratio:	8.10%
Length of employment:	10+ years	Location:	ELYRIA, OH

Home town:
Current & past employers:	Continental Airlines
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,836.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 554091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554091	$24,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554091. Member loan 554091 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	0.45%
Length of employment:	5 years	Location:	tampa, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > I'm looking to expand the services offered in my business. I own a packing and shipping store, which is part of a national franchise. I have owned it for 3 years, and worked for the prior owner for the 2 years previous. I plan on using these funds to offer the following services: Ink jet refill and toner cartridges and electronic notification system for mailboxes. The increase in revenue from electronic notification for mail is $10 per month, per mailbox. Currently, I have roughly 150 boxes rented. Not all would utilize this service, but the expected number is 75-100 per month. The expected net from the ink business should be between $1000-$1500 per month as per franchise statistics. The increased revenue from these services will more then cover the debt service.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,443.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554117

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554117	$14,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554117. Member loan 554117 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	SRF Consulting Group, Inc.	Debt-to-income ratio:	15.82%
Length of employment:	10+ years	Location:	Elk River, MN

Home town:
Current & past employers:	SRF Consulting Group, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > I have 3 major credit cards to pay off and am disappointed that none of my credit cards will lower my interest rates - I have excellent credit, never make a late payment (NEVER!) and more than anything I want to live debt free. I am committed to making this happen and I feel a consolidation loan is the fastest way to accomplish my goal. I am tired of paying credit card companies obnoxious rates and moving balances to lower interest cards - so I am looking for a good interest rate that I can lock in for the life of the loan. I have been employed at the same firm for 10 years; the firm has been fortunate to weather the recession fairly well and has had very few layoffs. My department in particular (marketing) is one of the busiest in the company. I have owned my own home for 9 years and have never missed nor made a late house payment.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,345.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554126	$10,000	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554126. Member loan 554126 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,383 / month
Current employer:	Google Inc.	Debt-to-income ratio:	10.14%
Length of employment:	4 years	Location:	Cambridge, MA

Home town:
Current & past employers:	Google Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > I recently borrowed $25,000 from my 401k in order to help make a down payment on a home. Rather than continue to pay back that loan over the next 5 years, I would rather pay it off immediately and allow the money to remain invested in the 401k. I have a stable job, employed for 3+ years by the same company. My income is $75,850 ($6320/month). Major monthly payments are: $1270 mortgage/HELOC (joint with husband), $331 car, $209 education loans = $1810 total. I also fully fund my 401k & Roth IRA accounts every year ($20,500 annually, or $1708/month). This is obviously an optional expense on my part and could be cut at any time, and does not get reflected in my Debt to Income ratio. No credit card debt. Good credit (700+). Please contact with any questions. Thank you very much for your consideration.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	42
Revolving Credit Balance:	$23,109.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 554129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554129	$10,000	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554129. Member loan 554129 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,583 / month
Current employer:	InterVarsity Christian Fellowship	Debt-to-income ratio:	7.74%
Length of employment:	4 years	Location:	Cambridge, MA

Home town:
Current & past employers:	InterVarsity Christian Fellowship
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I am applying for this loan in order to pay off a smaller personal loan (listed below, $3900 total owed) and to pay off a small $4000 student loan that will soon come out of deferment (not listed below b/c I don't currently make payments on it). Income = $31,842/year, $2653.50/month Debts Mortgage/HELOC = $1130/month (co-owned/co-payed with spouse) Personal Loan = $161/month ($3900 owed total) Total/month = $1291 I have stable employment for the past 4 years in an excellent non-profit. Please contact with any questions.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,706.00	Public Records On File:	0
Revolving Line Utilization:	69.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 554139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554139	$2,500	13.61%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554139. Member loan 554139 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	ARCELOR MITTAL	Debt-to-income ratio:	20.83%
Length of employment:	2 years	Location:	WEXFORD, PA

Home town:
Current & past employers:	ARCELOR MITTAL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,957.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 554147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554147	$3,600	15.58%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554147. Member loan 554147 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Blinds To Go	Debt-to-income ratio:	23.25%
Length of employment:	< 1 year	Location:	Alloway, NJ

Home town:
Current & past employers:	Blinds To Go
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > For lawyerfees and possible traffic fines. Also to pay my mother back for borrowing money for a car loan down payment

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$230.00	Public Records On File:	0
Revolving Line Utilization:	11.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 554237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554237	$25,000	11.86%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554237. Member loan 554237 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	n/a	Debt-to-income ratio:	11.45%
Length of employment:	n/a	Location:	lasvegas, NV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1975	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$85,005.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 554247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554247	$16,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554247. Member loan 554247 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,583 / month
Current employer:	Professional Healthcare Resources Inc	Debt-to-income ratio:	13.95%
Length of employment:	2 years	Location:	SEVERN, MD

Home town:
Current & past employers:	Professional Healthcare Resources Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,986.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 554275

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554275	$18,000	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554275. Member loan 554275 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	QUICK STOP OIL CHANGE & TUNE UP	Debt-to-income ratio:	20.45%
Length of employment:	6 years	Location:	DAVIE, FL

Home town:
Current & past employers:	QUICK STOP OIL CHANGE & TUNE UP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > I plan to use the money to pay off my debt for the last time and chop up my credit cards. I always pay my bills on time and i'm never late on them, so thats what makes me a good borrower. But paying the minimum every month i dont seem to get any where so thats why i'm asking for help. My job is very stable i think because i'm a auto mechanic, but i'm also gonna start school for AC/Refrigeration.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,676.00	Public Records On File:	1
Revolving Line Utilization:	57.80%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554291	$25,000	16.32%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554291. Member loan 554291 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,167 / month
Current employer:	Sage Realty Corp	Debt-to-income ratio:	18.35%
Length of employment:	10+ years	Location:	NEW YORK, NY

Home town:
Current & past employers:	Sage Realty Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$74,020.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554319

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554319	$12,000	14.84%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554319. Member loan 554319 was requested on July 26, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,817 / month
Current employer:	Columbia University	Debt-to-income ratio:	12.86%
Length of employment:	5 years	Location:	New York, NY

Home town:
Current & past employers:	Columbia University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/26/10 > Paying off credit card bills at a lower interst rate

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	64
Revolving Credit Balance:	$9,596.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554358	$20,000	17.56%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554358. Member loan 554358 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	TruePosition	Debt-to-income ratio:	17.41%
Length of employment:	4 years	Location:	Narvon, PA

Home town:
Current & past employers:	TruePosition
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Using funds to consolidate credit card bills I pay my bills on time each month and pay loans off in advance My monthly budget is $600.00 I have worked at my current employer for 4 years

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	70
Revolving Credit Balance:	$5,844.00	Public Records On File:	0
Revolving Line Utilization:	63.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 554428

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554428	$24,000	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554428. Member loan 554428 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Bollman Construction	Debt-to-income ratio:	18.60%
Length of employment:	2 years	Location:	Gold Bar, WA

Home town:
Current & past employers:	Bollman Construction
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Debt Consolidation: pay off credit cards

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,821.00	Public Records On File:	0
Revolving Line Utilization:	69.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 554431

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554431	$2,800	17.93%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554431. Member loan 554431 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	nypd	Debt-to-income ratio:	11.34%
Length of employment:	1 year	Location:	farmingville, NY

Home town:
Current & past employers:	nypd
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	13
Revolving Credit Balance:	$37,535.00	Public Records On File:	0
Revolving Line Utilization:	85.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 554434

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554434	$25,000	15.95%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554434. Member loan 554434 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$18,400 / month
Current employer:	MPRI-A Division of L-3 Corp	Debt-to-income ratio:	11.92%
Length of employment:	1 year	Location:	Colorado Springs, CO

Home town:
Current & past employers:	MPRI-A Division of L-3 Corp
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$144,103.00	Public Records On File:	0
Revolving Line Utilization:	93.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554440	$20,000	11.12%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554440. Member loan 554440 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,333 / month
Current employer:	n/a	Debt-to-income ratio:	7.56%
Length of employment:	n/a	Location:	pembroke pines, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,034.00	Public Records On File:	0
Revolving Line Utilization:	34.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554444

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554444	$14,400	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554444. Member loan 554444 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,617 / month
Current employer:	Treasure Island	Debt-to-income ratio:	12.17%
Length of employment:	7 years	Location:	Hastings, MN

Home town:
Current & past employers:	Treasure Island
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > This will be to refinance a 2009 Jet Ski and trailer

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,567.00	Public Records On File:	0
Revolving Line Utilization:	59.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554466

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554466	$25,000	11.49%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554466. Member loan 554466 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	US Dept of Commerce	Debt-to-income ratio:	20.52%
Length of employment:	10+ years	Location:	Slidell, LA

Home town:
Current & past employers:	US Dept of Commerce
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > This debt consolidation loan request is to consolidate some credit card debt and other unsecured loans. I have an excellent record of repaying loans and other debts and a very good credit rating but due to the recent legislative changes to credit card regulations (i.e., my credit lines have been lowered to just over my balance) appear to have too high of a credit:balance ratio so can not get a bank loan. Besides, I'd rather see private investor earning from the interest rather than the banks. Thank you to everyone who is supporting this request!!

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,160.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 554515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554515	$11,000	15.21%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554515. Member loan 554515 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	14.70%
Length of employment:	2 years	Location:	SIERRA VISTA, AZ

Home town:
Current & past employers:	Northrop Grumman
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > Adding new windows to my house will help to increase its value as all of my windows are dual pane but one pane is broken due to previous owners. They will also help me save on my energy bills. I have been at my current job 2 years now (same field for over 4)and have never missed a payment on any of my bills. I currently have no equity built up in the house because of the current market.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,372.00	Public Records On File:	0
Revolving Line Utilization:	35.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 554595

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554595	$17,000	11.12%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554595. Member loan 554595 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Niebauer Dental Care	Debt-to-income ratio:	17.91%
Length of employment:	5 years	Location:	LaPlata, MD

Home town:
Current & past employers:	Niebauer Dental Care
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > I am going to be using my funds for an automobile better suited for my family and our needs. As a growing family of 5 we need a vehicle that can carry all of us and more. My wife and I have been in stable jobs with decent income and we are always at least a month ahead of all our bills. With investors help we can get that vehicle that we need. Thank You.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,324.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 554626

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554626	$19,750	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554626. Member loan 554626 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Plaza Toyota	Debt-to-income ratio:	21.57%
Length of employment:	< 1 year	Location:	MONTCLAIR, NJ

Home town:
Current & past employers:	Plaza Toyota
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > Thank you for doing business with me! Borrower added on 07/29/10 > Thanks! Borrower added on 07/29/10 > Thank you very much to the investors who have contributed to my loan. I have good credit at this point and I will be totally able to repay my loan in full. I do need to consolidate my debt at this time but my investors will be extremely impressed with my ability to pay my debt and keep a promise. I look forward to doing business with all of my investors and supporters. Once again thank you very much!

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1976	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	26
Revolving Credit Balance:	$2,588.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 554660

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554660	$25,000	18.30%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554660. Member loan 554660 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,042 / month
Current employer:	Liberty Murual	Debt-to-income ratio:	20.22%
Length of employment:	10+ years	Location:	Lowell, MA

Home town:
Current & past employers:	Liberty Murual
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$37,458.00	Public Records On File:	0
Revolving Line Utilization:	84.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554726

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554726	$8,000	13.98%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554726. Member loan 554726 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Comcast	Debt-to-income ratio:	13.13%
Length of employment:	1 year	Location:	Atlanta, GA

Home town:
Current & past employers:	Comcast
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > Consolidating debt from months of unemployment. Utmost effort to efficiently pay off debt and be clear of the hassle. Salary, plus commission position for large company. Great benefits and job security. Taking the next step towards financial independence. Borrower added on 07/28/10 > Plan to use funds to consolidate debts from several months of unemployment. In a salaried position with commissions working for a large telecom company. Position offers great benefits and job security. I'm taking the next steps towards financial independence by consolidating all debts under one lower interest loan - where I can efficiently pay it off.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,328.00	Public Records On File:	0
Revolving Line Utilization:	79.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554733

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554733	$16,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554733. Member loan 554733 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	local union 3	Debt-to-income ratio:	7.71%
Length of employment:	9 years	Location:	east rockaway, NY

Home town:
Current & past employers:	local union 3
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > The loan will be used to consolidate some debts that I have. This money will save me around $800 dollars in monthly payments.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,977.00	Public Records On File:	0
Revolving Line Utilization:	61.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554736	$5,500	11.12%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554736. Member loan 554736 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,773 / month
Current employer:	Golub Capital	Debt-to-income ratio:	12.48%
Length of employment:	1 year	Location:	Astoria, NY

Home town:
Current & past employers:	Golub Capital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	64
Revolving Credit Balance:	$1,987.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554739

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554739	$5,000	6.76%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554739. Member loan 554739 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,900 / month
Current employer:	Derby Dental laboratory	Debt-to-income ratio:	10.54%
Length of employment:	9 years	Location:	Louisville, KY

Home town:
Current & past employers:	Derby Dental laboratory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Personal loan

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,286.00	Public Records On File:	0
Revolving Line Utilization:	5.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 554743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554743	$24,250	15.21%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554743. Member loan 554743 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	I.M. Chait Gallery	Debt-to-income ratio:	2.66%
Length of employment:	9 years	Location:	BEVERLY HILLS, CA

Home town:
Current & past employers:	I.M. Chait Gallery
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1978	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	20
Revolving Credit Balance:	$8,744.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 554746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554746	$6,000	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554746. Member loan 554746 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Bourbon Pub & Parade	Debt-to-income ratio:	6.12%
Length of employment:	4 years	Location:	New Orleans, LA

Home town:
Current & past employers:	Bourbon Pub & Parade
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Consolidating Credit Card balance, and my Mothers funeral expenses. Thank You!

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,812.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554759	$7,200	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554759. Member loan 554759 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	Texas Childrens Hospital	Debt-to-income ratio:	18.30%
Length of employment:	10+ years	Location:	Houston, TX

Home town:
Current & past employers:	Texas Childrens Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > attempting to increase value of home need upgrade windows which will also be beneficial to safe energy and better elelctric use

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,995.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 554767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554767	$9,000	15.58%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554767. Member loan 554767 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Museum of Contemporary Art	Debt-to-income ratio:	18.93%
Length of employment:	3 years	Location:	CHICAGO, IL

Home town:
Current & past employers:	Museum of Contemporary Art
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > The majority of this loan will be used for upcoming wedding expenses - catering, venue cost, rings, and wedding dress, as well as relocation expenses. The remainder ($1,000) will be used to pay off a credit card. Thank you.

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	16
Revolving Credit Balance:	$3,173.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 554768

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554768	$8,000	15.95%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554768. Member loan 554768 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	Data Matrix Solutions, Inc.	Debt-to-income ratio:	12.60%
Length of employment:	2 years	Location:	Edgewood, MD

Home town:
Current & past employers:	Data Matrix Solutions, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > I will be using the funds to put a new roof on my house. In the last five years or more, I have never had a late payment on my existing loans (mortgage, car & credit card). I have a very stable job that I have been with for almost two years. In this time I have received a promotion and a merit raise.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,337.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554783	$19,600	16.82%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554783. Member loan 554783 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,700 / month
Current employer:	ups	Debt-to-income ratio:	19.68%
Length of employment:	10+ years	Location:	south gate, CA

Home town:
Current & past employers:	ups
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	42
Revolving Credit Balance:	$8,745.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554807	$6,500	15.21%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554807. Member loan 554807 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,661 / month
Current employer:	ATT	Debt-to-income ratio:	10.25%
Length of employment:	5 years	Location:	Highland Village, TX

Home town:
Current & past employers:	ATT
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > This loan is for a restored/restomad 1976 Ford F100 pickup

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$126,050.00	Public Records On File:	0
Revolving Line Utilization:	51.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 554813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554813	$10,000	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554813. Member loan 554813 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,570 / month
Current employer:	Cobalt Mortgage	Debt-to-income ratio:	11.09%
Length of employment:	< 1 year	Location:	Seattle, WA

Home town:
Current & past employers:	Cobalt Mortgage
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,951.00	Public Records On File:	0
Revolving Line Utilization:	90.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554837	$9,125	10.75%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554837. Member loan 554837 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	n/a	Debt-to-income ratio:	6.15%
Length of employment:	8 years	Location:	Lake Wales, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,096.00	Public Records On File:	0
Revolving Line Utilization:	19.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 554839

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554839	$10,000	13.61%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554839. Member loan 554839 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	City of Opelika/Cooper Memorial Library	Debt-to-income ratio:	12.69%
Length of employment:	1 year	Location:	Opelika, AL

Home town:
Current & past employers:	City of Opelika/Cooper Memorial Library
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,281.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 554888

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554888	$14,000	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554888. Member loan 554888 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	UBS	Debt-to-income ratio:	9.70%
Length of employment:	5 years	Location:	Cupertino, CA

Home town:
Current & past employers:	UBS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > This is meant to refinance my credit cards into one easy payment. I have spent five years at my current job, and have had a high amount of stability and consistent raises despite the bad economic climate. Budget Wise: After tax, 401(k), medical, etc - $4,300 Monthly Car Payment - $425 Gas, Insurance, Maintenance - $300 Food, Cell Phone, Utilities (Fixed Costs) - $800 Rent - $500 Loan Payment - $350 Discretionary Income - $1,925 I may be upgrading to a one bedroom apartment which would bring discretionary income down to $1,400 but either way there is plenty of budget room.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	49
Revolving Credit Balance:	$12,997.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554889

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554889	$15,000	11.86%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554889. Member loan 554889 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	ComTech Systems Inc	Debt-to-income ratio:	3.72%
Length of employment:	9 years	Location:	North potomac, MD

Home town:
Current & past employers:	ComTech Systems Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Job relocation to Hawaii for wife and consolidate bills. Only borrow what I can pay back and do not over extend myself. My field is very stable, I'm in telecommunication for 30 years

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	13
Revolving Credit Balance:	$892.00	Public Records On File:	0
Revolving Line Utilization:	18.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554909

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554909	$12,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554909. Member loan 554909 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Line 6	Debt-to-income ratio:	7.17%
Length of employment:	10+ years	Location:	Topanga, CA

Home town:
Current & past employers:	Line 6
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > We recently refinanced our home, and were left with this amount remaining as we closed out our home equity line of credit as part of that transaction. We currently have this financed with Citibank, but at a higher rate, so are looking to convert to Lending Club (where my wife also has her IRAs). I have a very solid employment history (15 years with same company, now Director in Product Design group) and great credit (approximately 800).

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	18
Revolving Credit Balance:	$5,818.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554912

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554912	$17,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554912. Member loan 554912 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Arizona State University	Debt-to-income ratio:	14.34%
Length of employment:	4 years	Location:	Tempe, AZ

Home town:
Current & past employers:	Arizona State University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > CC Consolidation

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,994.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554924	$18,000	14.35%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554924. Member loan 554924 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Kimmik, Inc.	Debt-to-income ratio:	15.10%
Length of employment:	6 years	Location:	Sacramento, CA

Home town:
Current & past employers:	Kimmik, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Consolidating high-interest credit cards to a loan with a lower interest rate; also helping to pay off student loans. Borrower added on 07/27/10 > I am primarily paying off 3 credit cards: Bank of America: $5,100 balance with a 25.24% rate 1st Financial Bank USA: $9,900 balance with a 23.9% rate Capital One: $950 balance with a 17.9% rate Borrower added on 07/27/10 > Other relevant information: I have a very stable job and have no immediate plans to make any career changes. Monthly expenses: I take home roughly $2700/month My car is paid in full Rent - $650 Vehicle & Renter's insurance - $106 Groceries - $300 Bills (gas, electric, phone, TV, etc.) - $200 Current debt payments (credit & student loans) - approx. $1000/month A portion of the remainder I try to put into my savings account. I have approximately 9 years of credit history and have never been delinquent on a payment. I am applying for this loan as a means of paying off my current debt quicker.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,347.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 554925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554925	$13,500	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554925. Member loan 554925 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	grda	Debt-to-income ratio:	14.02%
Length of employment:	10+ years	Location:	vinita, OK

Home town:
Current & past employers:	grda
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,123.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 554929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554929	$25,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554929. Member loan 554929 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	panalpina	Debt-to-income ratio:	10.82%
Length of employment:	10+ years	Location:	eastmeadow, NY

Home town:
Current & past employers:	panalpina
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > thank you very much,im going through alot and this gives me the little breathing room i need

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,632.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 554941

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554941	$8,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554941. Member loan 554941 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,875 / month
Current employer:	Marshall Farms	Debt-to-income ratio:	11.81%
Length of employment:	< 1 year	Location:	ROCHESTER, NY

Home town:
Current & past employers:	Marshall Farms
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Loan needed for new roof on home

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	43
Revolving Credit Balance:	$13,649.00	Public Records On File:	0
Revolving Line Utilization:	60.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 554959

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554959	$4,800	10.38%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554959. Member loan 554959 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	mailquip	Debt-to-income ratio:	0.52%
Length of employment:	10+ years	Location:	west chester, PA

Home town:
Current & past employers:	mailquip
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > Surprise wedding . put in savings but 4500 short so i am making a loan.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	30
Revolving Credit Balance:	$352.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 554993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
554993	$17,475	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 554993. Member loan 554993 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Aurora Healthcare	Debt-to-income ratio:	13.68%
Length of employment:	< 1 year	Location:	Greenfield, WI

Home town:
Current & past employers:	Aurora Healthcare
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,573.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555005

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555005	$19,000	10.75%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555005. Member loan 555005 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Rackspace	Debt-to-income ratio:	11.93%
Length of employment:	5 years	Location:	San Antonio, TX

Home town:
Current & past employers:	Rackspace
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > -I currently have a stable job and have been with my current employer for 5 years. I enjoy my job and have no plans on leaving anytime soon. -With the loan, I would purchase a new camera to start a small camera rental service for local independent and commercial filmmakers. -I've never been late on a payment. -I have a low debt-to-income ratio.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,936.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555021	$15,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555021. Member loan 555021 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,583 / month
Current employer:	Skinit Inc	Debt-to-income ratio:	16.80%
Length of employment:	5 years	Location:	Escondido, CA

Home town:
Current & past employers:	Skinit Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,760.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555060

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555060	$7,200	15.21%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555060. Member loan 555060 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	chilis	Debt-to-income ratio:	11.57%
Length of employment:	8 years	Location:	KENNESAW, GA

Home town:
Current & past employers:	chilis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > WILL USE TO PAY OFF CREDIT CARDS

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,071.00	Public Records On File:	0
Revolving Line Utilization:	49.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555062	$15,250	15.21%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555062. Member loan 555062 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,679 / month
Current employer:	LACUSC Medical Center	Debt-to-income ratio:	16.78%
Length of employment:	6 years	Location:	Santa Monica, CA

Home town:
Current & past employers:	LACUSC Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,035.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555064	$13,000	16.82%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555064. Member loan 555064 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Green Fine Salad Co.	Debt-to-income ratio:	22.32%
Length of employment:	2 years	Location:	Westminster, CO

Home town:
Current & past employers:	Green Fine Salad Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/27/10 > To whom it may concern: I plan on using the funds in toto to consolidate the entirety of my outstanding debt, which includes credit cards and student loans. I believe that I am an exemplary candidate for this process, as I have not once been late on a revolving account, as reported by the 3 major credit reporting agencies in over 7 years. I am presently employed as the General Manager of a popular lunch restaurant in Denver, Colorado. I preside over two different stores, totaling over $1 million dollars in sales a year. I've held my position for almost 3 years now and I have no plans or desire to alter my current career path. My duties include P&L analysis and heavy cash management. My dedication to debt reduction is such that I've also held a part-time job for over a year, using all the funds from this second job in order to reduce the balance on my student loan and credit cards. Lending Club seemed like a natural fit for my goals and was highly recommended. My present monthly budget appears rather tight at the moment, but that is due primarily to my aggressive plan to reduce my debt. Should my loan be funded, my primary expenses will be as follows: $250 (rent) $95 (mobile phone bill) $409.09 (car payment) $155 (car insurance) $500 (Lending Club, as I plan on paying off the loan ahead of schedule) It should be noted that I selected the 5 year terms solely on the basis of maintaining healthy personal cash flow in the event of unforeseen circumstances. I have every intention of paying the loan off ahead of schedule.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,994.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555085	$11,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555085. Member loan 555085 was requested on July 27, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	FedEx Ground	Debt-to-income ratio:	18.76%
Length of employment:	2 years	Location:	Desoto, TX

Home town:
Current & past employers:	FedEx Ground
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > I plan to use these funds to consolidate my credit cards to one payment. I can manage my payments now, however the rate I am being offered here is more then 3% less then what my combined interest rate is on my CC's. My credit history shows that I am responsible and a good borrower. I do realize that there is one late payment on my Credit Report, I paid it immediately when I was notified of its tardiness. It resulted from a finance charge that posted after I sent in my payment. The payment was my final payment and did not include the finance charge of $1.50. I never had a late payment prior to that and have gone 16 months without a late payment. I work for FedEx, a very stable company. I am very career focused and am good at my job. I have been with FedEx for two years and was recently promoted. I have goals set and expect to achieve those goals quickly.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	16
Revolving Credit Balance:	$12,516.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555093	$10,000	19.04%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555093. Member loan 555093 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,917 / month
Current employer:	Clearwire	Debt-to-income ratio:	19.33%
Length of employment:	< 1 year	Location:	Pensacola, FL

Home town:
Current & past employers:	Clearwire
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$7,056.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555137

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555137	$6,000	13.61%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555137. Member loan 555137 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Health & Hospital Corporation/MetroPlus	Debt-to-income ratio:	11.55%
Length of employment:	6 years	Location:	New York, NY

Home town:
Current & past employers:	Health & Hospital Corporation/MetroPlus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I would like to fufill my dream to visit Antartica; It will be great if I can have that opportunity. Thank you for be part of that dream.

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,429.00	Public Records On File:	0
Revolving Line Utilization:	84.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555139	$23,500	11.86%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555139. Member loan 555139 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	The Karate Studio	Debt-to-income ratio:	0.00%
Length of employment:	10+ years	Location:	Virginia Beach, VA

Home town:
Current & past employers:	The Karate Studio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Been at my job for 19 years, have a great credit score above 700, always pay my bills on time Borrower added on 07/30/10 > Have a loan with a high APR

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	25
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555171

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555171	$5,000	14.84%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555171. Member loan 555171 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	jeswald auto truck service	Debt-to-income ratio:	3.69%
Length of employment:	10+ years	Location:	youngstown, OH

Home town:
Current & past employers:	jeswald auto truck service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > we have some issues with a big old oak tree breaking into our septic system of the house and would need this loan to repair the issue as its approx. $10,000 to replace the septic and i only have an extra $5,000 in cash so i need $5000 to pay off contractor

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,936.00	Public Records On File:	1
Revolving Line Utilization:	96.80%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555181	$4,200	13.61%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555181. Member loan 555181 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,073 / month
Current employer:	URS Corporation	Debt-to-income ratio:	8.61%
Length of employment:	7 years	Location:	CEDAR PARK, TX

Home town:
Current & past employers:	URS Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > This loan will be used to purchase an engagement ring.

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	43
Revolving Credit Balance:	$13,888.00	Public Records On File:	0
Revolving Line Utilization:	87.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555191	$11,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555191. Member loan 555191 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$35,000 / month
Current employer:	Scottrade	Debt-to-income ratio:	1.80%
Length of employment:	2 years	Location:	Saint Louis, MO

Home town:
Current & past employers:	Scottrade
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > This is a loan that will be to make repair to the roof of my home. As with all my other bills and student loans, I make payments every month promptly without missing payments. I have a monthly budget that will be allotted for this loan of $600 per month in which i plan to pay towards this loan.

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	35
Revolving Credit Balance:	$861.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555200	$18,500	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555200. Member loan 555200 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,417 / month
Current employer:	cullman alf group llc	Debt-to-income ratio:	8.05%
Length of employment:	3 years	Location:	homewood, AL

Home town:
Current & past employers:	cullman alf group llc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	29	Months Since Last Delinquency:	7
Revolving Credit Balance:	$3,201.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555219

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555219	$11,000	15.58%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555219. Member loan 555219 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	ADVANCED DATA SYSTEMS	Debt-to-income ratio:	1.64%
Length of employment:	10+ years	Location:	TINLEY PARK, IL

Home town:
Current & past employers:	ADVANCED DATA SYSTEMS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > LOAN WILL BE USED TO CONSOLIDATE CREDIT CARD DEBIT & A NEW FURNANCE Borrower added on 07/28/10 > CREDIT CARD CONSOLIDATON Borrower added on 07/28/10 > Thank you for your help, I really appreciate it

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,860.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 555224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555224	$25,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555224. Member loan 555224 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,999 / month
Current employer:	Warren City Schools	Debt-to-income ratio:	9.50%
Length of employment:	10+ years	Location:	Warren, OH

Home town:
Current & past employers:	Warren City Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > My job with the school system is very stable. I have 25 1/2 years in!

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1978	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,765.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555232	$7,000	15.21%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555232. Member loan 555232 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Scott E Bittler	Debt-to-income ratio:	20.93%
Length of employment:	10+ years	Location:	Chesterfield, VA

Home town:
Current & past employers:	Scott E Bittler
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,373.00	Public Records On File:	1
Revolving Line Utilization:	68.20%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555237

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555237	$10,000	17.56%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555237. Member loan 555237 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	U.S. Air Force	Debt-to-income ratio:	13.04%
Length of employment:	5 years	Location:	LANCASTER, CA

Home town:
Current & past employers:	U.S. Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

my bills and unexpected personal situations. Borrower added on 07/29/10 > a little bit of my role in the USAF. i was enlisted for four years as a logistics support technician. now i'm a DoD civilian doing the same thing in a permenant position for a year now. i want this loan because of unexpected situation within the family. please ask me any question. thanks

A credit bureau reported the following information about this borrower member on July 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	70
Revolving Credit Balance:	$396.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555280	$12,000	18.30%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555280. Member loan 555280 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	the heart center	Debt-to-income ratio:	6.95%
Length of employment:	5 years	Location:	baltimore, MD

Home town:
Current & past employers:	the heart center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	15
Revolving Credit Balance:	$3,740.00	Public Records On File:	1
Revolving Line Utilization:	49.90%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 555299

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555299	$4,200	15.58%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555299. Member loan 555299 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	Advantage Sales and Marketing	Debt-to-income ratio:	14.31%
Length of employment:	< 1 year	Location:	Mahomet, IL

Home town:
Current & past employers:	Advantage Sales and Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > My fiance and I need this loan to fly her and the security box which contains her inheritance back from out of the country. It is for her flights and the clearance fees for the security box. Borrower added on 07/29/10 > I would be a good borrower because I always pay my bills first before I use any other money because I know that not paying them on time hurts your credit score and I am not going to risk that. My fiance and I have already talked and this loan will be top priority in getting paid off after receiving her inheritance. As for my job stability my company is still hiring people because we need more representatives to cover all of our stores and my boss has told me that other rep. in my area and myself are doing a great job and are putting up good numbers for our sales.

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 555339

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555339	$4,800	16.45%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555339. Member loan 555339 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,750 / month
Current employer:	home depot	Debt-to-income ratio:	17.04%
Length of employment:	< 1 year	Location:	san diego, CA

Home town:
Current & past employers:	home depot
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2007	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,428.00	Public Records On File:	0
Revolving Line Utilization:	40.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555364

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555364	$10,000	13.98%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555364. Member loan 555364 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	carey limousine	Debt-to-income ratio:	16.32%
Length of employment:	5 years	Location:	miami, FL

Home town:
Current & past employers:	carey limousine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > I have good credit, my score is 750. I want to consolidate my credit cards because banks raised my aprs.

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,100.00	Public Records On File:	0
Revolving Line Utilization:	94.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555383	$10,000	15.58%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555383. Member loan 555383 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,742 / month
Current employer:	PRC	Debt-to-income ratio:	7.26%
Length of employment:	10+ years	Location:	Hollywood, FL

Home town:
Current & past employers:	PRC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > We have the house, the baby all that is missing is the wedding. Our plan is to get Married the following year. I am a good candidate for this loan because I have a good stable job, and I have not defaulted on a debt.

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	62
Revolving Credit Balance:	$4,027.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555429	$12,000	19.04%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555429. Member loan 555429 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Hoag Hospital	Debt-to-income ratio:	24.57%
Length of employment:	8 years	Location:	Costa Mesa, CA

Home town:
Current & past employers:	Hoag Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > I have an income property opportunity to get involved in with my Dad's company that will bring in positive cash flow and with the market these days and low real estate values this could make a difference for me and my family's future Borrower added on 07/29/10 > My Dad works for an investment company that buys out of state properties for rental use in growing areas such as the midwest i.e Texas, Oklahoma, St. Loius.. I like the idea of obviously making extra money every month while being able to afford a fairly cheaper homes in hoping that by buying a first i will be able to buy a few in the next 10 years making me elibile to be at hom more with my kids. Borrower added on 07/29/10 > I'm a registered nurse and have been with the same company for 8 years..just like last time (borrowed when i went on LOA with our first child) I plan on having the monies loaned returned within 6 months.

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,561.00	Public Records On File:	0
Revolving Line Utilization:	91.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 555434

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555434	$3,100	11.12%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555434. Member loan 555434 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,250 / month
Current employer:	Apple	Debt-to-income ratio:	6.24%
Length of employment:	< 1 year	Location:	new orleans, LA

Home town:
Current & past employers:	Apple
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,448.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 555480

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555480	$14,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555480. Member loan 555480 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,980 / month
Current employer:	La Pupusa Factoria, INC.	Debt-to-income ratio:	13.57%
Length of employment:	4 years	Location:	Miami, FL

Home town:
Current & past employers:	La Pupusa Factoria, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > The purpose of this loan is to do some house repairs: carpet replacement, yardwork, plumbing, and interior painting. Thank you!

A credit bureau reported the following information about this borrower member on July 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	31	Months Since Last Delinquency:	10
Revolving Credit Balance:	$47,805.00	Public Records On File:	0
Revolving Line Utilization:	6.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555496	$7,500	18.67%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555496. Member loan 555496 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Lindquist & Vennum P.L.L.P.	Debt-to-income ratio:	4.70%
Length of employment:	10+ years	Location:	Lino Lakes, MN

Home town:
Current & past employers:	Lindquist & Vennum P.L.L.P.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > Hi there and thanks for your consideration. I am comfortably employed at a major law firm and have been with them for ten+ years now. Things are great at work and during my last performance review I was given a generous merit raise. I have a comfortable monthly budget since my rent is only $600 and also because I was able to pay off my car loan ahead of schedule. Earlier this year, my grandmother was diagnosed with Alzheimers/Dimentia. I incurred a significant amount of expense helping her to get through the hospitals, then transitional care, and finally on the 14th of this month, permanently placed into a nursing home. Happy to report she is comfortably settled and her financial benefits have all kicked-in so I can resume life as normal. The transition took several months and as a result my credit card balances have risen considerably. I'm requesting this loan for 2 reasons. First, so I can consolidate my credit cards into one streamlined monthly payment and secondly, so I can establish credit with your organization so I will have the option of returning for future loans if the need should ever arise. I have a stable job with a steady income, I have a well documented payment history and I would very much appreciate the opportunity to build a relationship with your organization. Thank you again for your consideration!

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,654.00	Public Records On File:	0
Revolving Line Utilization:	92.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555531

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555531	$8,400	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555531. Member loan 555531 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,642 / month
Current employer:	Buckeye Florida Corp.	Debt-to-income ratio:	11.09%
Length of employment:	10+ years	Location:	PERRY, FL

Home town:
Current & past employers:	Buckeye Florida Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,731.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 555533

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555533	$5,500	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555533. Member loan 555533 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Anchcomm inc	Debt-to-income ratio:	15.66%
Length of employment:	5 years	Location:	Newark, NJ

Home town:
Current & past employers:	Anchcomm inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,262.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555546	$2,100	14.72%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555546. Member loan 555546 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,900 / month
Current employer:	Just Dreams	Debt-to-income ratio:	11.86%
Length of employment:	1 year	Location:	EWA BEACH, HI

Home town:
Current & past employers:	Just Dreams
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,906.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555592

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555592	$12,000	10.75%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555592. Member loan 555592 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,208 / month
Current employer:	tektonics design group	Debt-to-income ratio:	14.81%
Length of employment:	2 years	Location:	richmond, VA

Home town:
Current & past employers:	tektonics design group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,426.00	Public Records On File:	0
Revolving Line Utilization:	65.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555607

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555607	$6,000	10.75%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555607. Member loan 555607 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Citigroup	Debt-to-income ratio:	13.31%
Length of employment:	4 years	Location:	MERRICK, NY

Home town:
Current & past employers:	Citigroup
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,999.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555634

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555634	$25,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555634. Member loan 555634 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	F.A. SARNELLI LANDSCAPING	Debt-to-income ratio:	12.54%
Length of employment:	10+ years	Location:	DEER PARK, NY

Home town:
Current & past employers:	F.A. SARNELLI LANDSCAPING
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/28/10 > I will be using this loan to pay off an existing lending club loan and pay off all my credit card debt. I have had my existing loan with lending club for 6 months and have made every payment on time. I work for my families landscaping business full time and do electrical work on the side. I currently live with my parents and have no rent to pay. I also own my car. I didn't take out the 25k on the first loan because lending club at the time only offed a 3 year option. Please feel free to ask any questions that will help fund this loan.

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	12
Revolving Credit Balance:	$9,375.00	Public Records On File:	0
Revolving Line Utilization:	14.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555638	$20,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555638. Member loan 555638 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Pekin Hospital	Debt-to-income ratio:	5.68%
Length of employment:	< 1 year	Location:	Mackianw, IL

Home town:
Current & past employers:	Pekin Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I plan to use the funds to add a sunroom to my existing home. I'm a safe bet to invest your money in, I have great credit, and I have the cash to pay for this addition, but would like to finance so I do not have to use my nest egg that I have saved up. I've been a pharmacist for almost 9 years, and for those of you who don't know, they are in big demand all over the country, so my job is secure. My wife is a nurse, so with our combined income we do pretty good. We save about 1/3 - 1/2 our income each month, so our expenses are quite manageable. Thanks for looking at my profile, and hope you invest in me.

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,387.00	Public Records On File:	0
Revolving Line Utilization:	13.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555643	$3,000	10.75%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555643. Member loan 555643 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Falling Leaves Health	Debt-to-income ratio:	10.90%
Length of employment:	< 1 year	Location:	Denver, CO

Home town:
Current & past employers:	Falling Leaves Health
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	76
Revolving Credit Balance:	$3,388.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555648	$7,200	18.30%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555648. Member loan 555648 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	FPL Group Inc.	Debt-to-income ratio:	6.21%
Length of employment:	3 years	Location:	Royal Palm Beach , FL

Home town:
Current & past employers:	FPL Group Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,922.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 555650

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555650	$15,000	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555650. Member loan 555650 was requested on July 28, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	ST. FRANCES CABRINI HOSPITAL	Debt-to-income ratio:	11.19%
Length of employment:	5 years	Location:	HARRISONBURG, LA

Home town:
Current & past employers:	ST. FRANCES CABRINI HOSPITAL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 28, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	81
Revolving Credit Balance:	$1,467.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555691	$8,500	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555691. Member loan 555691 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	city of hoquiam	Debt-to-income ratio:	11.49%
Length of employment:	5 years	Location:	montesano, WA

Home town:
Current & past employers:	city of hoquiam
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Very nice repo'd 2004 Harley Davidson Softtail with only 9500 miles. Many expensive upgrades---worth more then twice the $8500.00.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	68
Revolving Credit Balance:	$9,704.00	Public Records On File:	0
Revolving Line Utilization:	16.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 555708

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555708	$5,000	17.56%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555708. Member loan 555708 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,650 / month
Current employer:	Wendys of Las Vegas	Debt-to-income ratio:	5.82%
Length of employment:	1 year	Location:	Las vegas, NV

Home town:
Current & past employers:	Wendys of Las Vegas
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Hello, I am a new young driver, college student, I want to buy a used card that is worth 6000 dollars, I know the APR for this loan is high, but i managed to make it affordable, If I were to use regular financing, then my insurance premium would have to have comprehensive coverage, that means and extra 150 dollars a month!!!!, With this loan I will be able to own the car right away, and purchase a lower insurance premium. I plan to prepay 100-200 dollars extra every month so that I can save some money on interest. Hopefully this loan will help me build my credit. Last but not least, I would like to thank all of you that are helping, in the future, I will also buy securities from lending club to help someone in need. Borrower added on 07/29/10 > Hello again, I am currently working 35 Hours a week, and going to college full time, my majors are computer science and computer engineering. Using public transportation to commute to and from work/school has proved to be very impractical, wasting about 2-3 hours of my time every day. For me, time is very valuable, and I need to open up more free time to read school textbooks and do homework; owning a car will reduce my commute time by 2:30 hours allowing me to do more. Borrower added on 07/30/10 > Good Morning everyone, today I will briefly explain how I manage my income at home. Income: Job = 1150/month Child support received from parent: 250/2 weeks Extra Income from buying and selling electronics on ebay: $100-200/month That gives me a monthly income of 1600 to 1800 depending on how good my ebay business is doing :) Expenses: Rent: 300/Month I live with a roomate Utilities: 85/Month (electricity, gas, Internet) Food: around 400/month I use the child support money to feed myself (I don't eat fast food :) ) College: about 4500 per semester, fully funded by financial aid and subsidized student loans (these are deferred but I still make payments to lower principal) Student loan Payment: 100/month Total Monthly Expenses = $885 mean income - expenses 1700 - 885 = 815 Every month I have 800 dollars of disposable income, I use this money to: -mainly invest in stock market -Lend to friends -invest in my ebay business If someday my ebay hobby turned unprofitable and I lost child support money, my monthly income would decrease to 1150. if that ever happens, I would : -cancel internet service: -45/month -reduce payments on deferred student loans: -50 -collect debts from friends :) These actions would reduce my monthly expenses to 720 per month 1150 - 720= $430 disposable income I believe 430 dollars is plenty enough to fulfill my obligations with this loan and to cover any other new expenses linked to car ownership. Thank you for your time :) Borrower added on 07/30/10 > oops, sorry everyone, i forgot to add some expenses to my calculations above: $40/month Cell phone Bill Creditcard Payment: I always pay my balances in full every month, credit cards are used to fund my ebay hobby, and to buy securities from microplace.com

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,142.00	Public Records On File:	0
Revolving Line Utilization:	76.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 555715

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555715	$12,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555715. Member loan 555715 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Cartus	Debt-to-income ratio:	3.12%
Length of employment:	5 years	Location:	Pawling, NY

Home town:
Current & past employers:	Cartus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Moved to the UK and consolidated US high interest credit card on my way here due to change in US laws to a low interest personal loan, need to convert it back to the US as I'm moving back after 2 years. Currently receiving 8% interest so this will be a savings. I've been in my company 5 years. New to this concept but familiar with consistent payments to a bank accounts, standing orders, direct debits etc. Thank you.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	69
Revolving Credit Balance:	$3,148.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555728	$5,000	10.38%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555728. Member loan 555728 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	school dist. of palm beach county	Debt-to-income ratio:	20.48%
Length of employment:	3 years	Location:	jupiter, FL

Home town:
Current & past employers:	school dist. of palm beach county
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > i need the loan to pay for a new air conditioning system for my house..my job is a second career for me althought my BS degree is in education i have spent most of my life in retail with jcpenney. as far as i know my job in ese will be there as long as i want it. i can make the monthly payment with my income without the school job.

A credit bureau reported the following information about this borrower member on July 27, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1975	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,883.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555763

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555763	$20,000	16.82%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555763. Member loan 555763 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Ropes and Gray LLP	Debt-to-income ratio:	12.54%
Length of employment:	3 years	Location:	MEDFORD, MA

Home town:
Current & past employers:	Ropes and Gray LLP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > The loan's purpose is to pay off credit card balances (which I pay more than the monthly minimum on) and to pay for college courses at night towards a Paralegal degree. I am an appreciated full-time employee who earns $53,000/year. My monthly budget totals $3,105.00. I am the sole provider for a 4 year old. I thank you!

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	49
Revolving Credit Balance:	$6,630.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555774	$2,100	6.76%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555774. Member loan 555774 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,400 / month
Current employer:	Children's Medical Center	Debt-to-income ratio:	18.68%
Length of employment:	1 year	Location:	Irving, TX

Home town:
Current & past employers:	Children's Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,936.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 555777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555777	$1,000	7.88%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555777. Member loan 555777 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	Southern Co	Debt-to-income ratio:	20.09%
Length of employment:	5 years	Location:	Trussville, AL

Home town:
Current & past employers:	Southern Co
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Debt Consolidation

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,719.00	Public Records On File:	0
Revolving Line Utilization:	32.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555809	$1,500	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555809. Member loan 555809 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,217 / month
Current employer:	US Homeland Security	Debt-to-income ratio:	1.66%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	US Homeland Security
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	63
Revolving Credit Balance:	$300.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555810	$11,200	16.45%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555810. Member loan 555810 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	US POstal Service	Debt-to-income ratio:	0.00%
Length of employment:	6 years	Location:	Louisville, KY

Home town:
Current & past employers:	US POstal Service
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I have no problem servicing the loan. I simply did not have enough equity in my home to obtain a loan from my bank. Much thanks to those who can assist me.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	1
Revolving Line Utilization:	0.00%	Months Since Last Record:	88
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 555813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555813	$8,000	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555813. Member loan 555813 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,042 / month
Current employer:	Brookhaven Lab	Debt-to-income ratio:	23.56%
Length of employment:	10+ years	Location:	East Islip, NY

Home town:
Current & past employers:	Brookhaven Lab
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Paying off credit cards! freeing up money null

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,310.00	Public Records On File:	0
Revolving Line Utilization:	77.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 555821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555821	$2,000	6.76%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555821. Member loan 555821 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,021 / month
Current employer:	DC Public Schools	Debt-to-income ratio:	4.75%
Length of employment:	3 years	Location:	Washington, DC

Home town:
Current & past employers:	DC Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I am moving to a new house in Washington, DC. This loan will be used specifically to make sure the move is a nice and smooth transition.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,187.00	Public Records On File:	0
Revolving Line Utilization:	11.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555836	$2,500	6.39%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555836. Member loan 555836 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	papa romanos pizza	Debt-to-income ratio:	21.50%
Length of employment:	< 1 year	Location:	auburn hills, MI

Home town:
Current & past employers:	papa romanos pizza
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,813.00	Public Records On File:	0
Revolving Line Utilization:	12.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555869	$3,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555869. Member loan 555869 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	us postal service	Debt-to-income ratio:	11.75%
Length of employment:	10+ years	Location:	stone mountain, GA

Home town:
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	80
Revolving Credit Balance:	$9,910.00	Public Records On File:	1
Revolving Line Utilization:	81.90%	Months Since Last Record:	66
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555877

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555877	$25,000	11.86%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555877. Member loan 555877 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,792 / month
Current employer:	Longo Lexus	Debt-to-income ratio:	20.32%
Length of employment:	1 year	Location:	Glendale, CA

Home town:
Current & past employers:	Longo Lexus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > Primary Residence: I am a homeowner living at the same home for 22 years, since 1988. Live with my wife and 3 children. Home Property Value: (Conservative figure) $694,000 per Cyberhomes.com Loan amount remaining $130,000. There are no other loans or debts on our home, home equity is over $550K. My Primary Employment: I am a Lexus Master Certified Auto Leasing Consultant and have been working at Longo Lexus for over 18 months. Prior to Longo Lexus, I have worked at 2 other Lexus dealerships over the past 9 years in the same capacity. My job is very stable. Primary Spousal Income: My wife manages a dental office and has income of approximately $30K/yr. This income was not included in my application. Additional Spousal Income: My wife also is works as a part time elderly caretaker and makes $9K/yr. This income was not included in my application.

A credit bureau reported the following information about this borrower member on July 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,542.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555894	$8,000	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555894. Member loan 555894 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Dallas Veterans Affairs Research Corp	Debt-to-income ratio:	23.71%
Length of employment:	2 years	Location:	Edgewood, TX

Home town:
Current & past employers:	Dallas Veterans Affairs Research Corp
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > We live out in the country, which a wonderful place to raise children. Now as long as the kids stay small which they don't, of course, they require more room. So we want to add to our house so they can have the room they need to continue to grow. Thanks

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	44
Revolving Credit Balance:	$12,904.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555932

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555932	$10,000	14.35%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555932. Member loan 555932 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,583 / month
Current employer:	Heathrow Natural Foods	Debt-to-income ratio:	7.77%
Length of employment:	4 years	Location:	Lake Mary, FL

Home town:
Current & past employers:	Heathrow Natural Foods
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,458.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 555949

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555949	$18,200	13.23%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555949. Member loan 555949 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	HCPS	Debt-to-income ratio:	17.88%
Length of employment:	10+ years	Location:	Bel Air, MD

Home town:
Current & past employers:	HCPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I have never been behind in any of my payments. I only wish to consolidate my bills into one payment.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,575.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555960	$5,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555960. Member loan 555960 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,200 / month
Current employer:	US Army	Debt-to-income ratio:	21.18%
Length of employment:	8 years	Location:	Ft Gordon, GA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,555.00	Public Records On File:	0
Revolving Line Utilization:	60.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555987

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555987	$15,750	10.75%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555987. Member loan 555987 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,000 / month
Current employer:	Sparrow Specialty Hospital	Debt-to-income ratio:	11.44%
Length of employment:	6 years	Location:	Grand Ledge, MI

Home town:
Current & past employers:	Sparrow Specialty Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	50
Revolving Credit Balance:	$6,593.00	Public Records On File:	0
Revolving Line Utilization:	13.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 555993

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555993	$25,000	13.23%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555993. Member loan 555993 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Pro Automotive Group	Debt-to-income ratio:	0.00%
Length of employment:	< 1 year	Location:	Snellville, GA

Home town:
Current & past employers:	Pro Automotive Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > We have experienced growth in our recycle, reuse, and reduce business. We see that there is a lot of demand on the green industry and believe that it will explode even more. We need funding new equipment to keep with demand.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	16
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 555995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555995	$24,250	17.56%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555995. Member loan 555995 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,570 / month
Current employer:	Pemco Insurance	Debt-to-income ratio:	16.82%
Length of employment:	6 years	Location:	Federal Way, WA

Home town:
Current & past employers:	Pemco Insurance
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I am applying for this loan to pay off credit cards due to interest rates rising making it almost impossible to pay them off. I pay all my bills on time and take pride in my credit worthiness. obtaining this loan will insure that I can pay off this debt in five years. I am employed full time and have been at my present job for six years, I have been in this industry for 30 years and my job is stable. Obtaining this loan will save me 100.00 per month on top of thousand of dollars in interest. I appreciate the opportunity this loan would allow me.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,778.00	Public Records On File:	0
Revolving Line Utilization:	73.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 555996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
555996	$25,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 555996. Member loan 555996 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Nationwide Mediation Services	Debt-to-income ratio:	9.67%
Length of employment:	1 year	Location:	Maricopa , AZ

Home town:
Current & past employers:	Nationwide Mediation Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	76
Revolving Credit Balance:	$2,720.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 556006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556006	$12,000	10.38%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556006. Member loan 556006 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,717 / month
Current employer:	Financial Debt Relief	Debt-to-income ratio:	6.51%
Length of employment:	3 years	Location:	Kissemme, FL

Home town:
Current & past employers:	Financial Debt Relief
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,717.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 556043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556043	$3,600	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556043. Member loan 556043 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,208 / month
Current employer:	US Bank	Debt-to-income ratio:	2.98%
Length of employment:	1 year	Location:	Neosho, MO

Home town:
Current & past employers:	US Bank
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$723.00	Public Records On File:	0
Revolving Line Utilization:	12.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 556048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556048	$3,000	11.86%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556048. Member loan 556048 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,500 / month
Current employer:	Remedy	Debt-to-income ratio:	0.67%
Length of employment:	< 1 year	Location:	Jacksonville, FL

Home town:
Current & past employers:	Remedy
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$343.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 556079

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556079	$15,250	15.58%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556079. Member loan 556079 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Fresenius Medical	Debt-to-income ratio:	19.42%
Length of employment:	7 years	Location:	Bluffton, SC

Home town:
Current & past employers:	Fresenius Medical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,581.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 556114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556114	$7,500	11.49%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556114. Member loan 556114 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,667 / month
Current employer:	Urban Airship	Debt-to-income ratio:	6.07%
Length of employment:	1 year	Location:	Portland, OR

Home town:
Current & past employers:	Urban Airship
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I lost my job a while back (company went under) and had to use my cards for more than I liked. Now that I've been employed for a while, I'm getting pretty unhappy with the situation and want to be putting more money aside rather than to the credit cards. This will allow me to pay off all of my cards and focus my financial efforts on long term success rather than keeping afloat. The rate is a lot less than even my best card and the monthly payment will be a lot less than what I've been putting to my cards (I've been overpaying every month). Looking forward to a bit more financial stability!

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	17
Revolving Credit Balance:	$7,224.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 556139

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556139	$25,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556139. Member loan 556139 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	United States Post Office	Debt-to-income ratio:	0.31%
Length of employment:	10+ years	Location:	smithville, MO

Home town:
Current & past employers:	United States Post Office
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I am planning on assisting my son in Higher Education, and also helping him start a sucessful business in the Security/Law Enforcement industry. Which is expected to double from a 100 billion dollar industry over the next 10 years. Also I have been employed with The United states postal service and have sucessfully completed 17 years of service. In the time frame I have taken care of all my responsibilities to the best of my ability. Thanks for your time and consideration in this matter. Borrower added on 07/30/10 > He will be attending a school in the field of executive protection, and special operations for high risk security upon completion of this school he has a contract for work, but he needs to pay for schooll and complete it first.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$76.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 556140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556140	$24,000	13.61%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556140. Member loan 556140 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Inspiring Champions, Inc.	Debt-to-income ratio:	20.62%
Length of employment:	3 years	Location:	San Digo, CA

Home town:
Current & past employers:	Inspiring Champions, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > The intent of this loan is to pay off my high interest debt with a lower rate. I have paid off all student loans, I own my car and am gainfully employed. The big picture is to stabilize my financial situation with a reasonable interest rate through this loan, be debt free within the next two years as we start a family.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	78
Revolving Credit Balance:	$41,897.00	Public Records On File:	0
Revolving Line Utilization:	80.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 556143

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556143	$15,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556143. Member loan 556143 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Winpak	Debt-to-income ratio:	18.45%
Length of employment:	10+ years	Location:	Monee, IL

Home town:
Current & past employers:	Winpak
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,858.00	Public Records On File:	0
Revolving Line Utilization:	22.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 556153

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556153	$3,050	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556153. Member loan 556153 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Self	Debt-to-income ratio:	1.16%
Length of employment:	6 years	Location:	Euclid, OH

Home town:
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	52
Revolving Credit Balance:	$197.00	Public Records On File:	0
Revolving Line Utilization:	0.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 556207

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556207	$1,500	11.49%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556207. Member loan 556207 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	ICVM Group	Debt-to-income ratio:	16.44%
Length of employment:	3 years	Location:	Wading River, NY

Home town:
Current & past employers:	ICVM Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,578.00	Public Records On File:	0
Revolving Line Utilization:	77.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 556211

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556211	$10,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556211. Member loan 556211 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	16.94%
Length of employment:	2 years	Location:	Westlake Village, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	48
Revolving Credit Balance:	$129.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 556238

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556238	$17,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556238. Member loan 556238 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Yonkers Public Schools	Debt-to-income ratio:	14.88%
Length of employment:	6 years	Location:	Blauvelt, NY

Home town:
Current & past employers:	Yonkers Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I would like to pay off my credit card bill, I was waiting for my district to give me my overtime pay and workshop pay but they have not and I can not go with debt especially with high interest rates. I do pay more than the minimum amount to pay off any bills earlier than scheduled and on time. If you have any questions please ask. Thank you.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,367.00	Public Records On File:	0
Revolving Line Utilization:	29.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 556240

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556240	$15,000	13.61%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556240. Member loan 556240 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Aquatic Solutions	Debt-to-income ratio:	15.47%
Length of employment:	< 1 year	Location:	Palm Desert, CA

Home town:
Current & past employers:	Aquatic Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I am looking to buy 4 more vending machines for my small business. I currently own one and have had great success with it. It currently has sales of $175 a week. I would add 4 more to bring my secondary income to $875 a week. Borrower added on 07/30/10 > I currently work for a company called Aquatic Solutions. I will remain working for them while i get the machines up and running. These are just secondary income for me. They leave me plenty of time to keep my regular job.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	45
Revolving Credit Balance:	$564.00	Public Records On File:	0
Revolving Line Utilization:	5.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 556248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556248	$15,000	15.95%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556248. Member loan 556248 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	14.49%
Length of employment:	n/a	Location:	Cairo, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > I really need to help my grand kids out and being that school is starting back and then have to go into surgery Tuesday and I know I will have to pay something out of pocket.

A credit bureau reported the following information about this borrower member on July 26, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	34
Revolving Credit Balance:	$1,084.00	Public Records On File:	0
Revolving Line Utilization:	20.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 556251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556251	$16,000	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556251. Member loan 556251 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,500 / month
Current employer:	Euphoria Salon & Spa	Debt-to-income ratio:	2.75%
Length of employment:	2 years	Location:	Niagara Falls, NY

Home town:
Current & past employers:	Euphoria Salon & Spa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > I would like to use this loan to pay off credits cards and have one payment a month to worry about. My husband and I have steady jobs. I have been working with the same company for two years approximately. My husband has been working for the government for over eleven years now. We have owned our home for over four years. It is a multi-unit property that brings us in income since we rent the upstairs apartment out. I have good credit. My household combined income is $90000 per year.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,770.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 556265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556265	$8,000	11.49%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556265. Member loan 556265 was requested on July 29, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	n/a	Debt-to-income ratio:	0.83%
Length of employment:	5 years	Location:	Key West, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/29/10 > - I plan on using the funds to upgrade computer equipment for a order-by-mail photograph business. - Being a good borrower is like running a business, the customer is always first. I always pay my bills and other debts on time and in a timely manner. - My monthly budget is tied to printing and some shipping costs. The printing costs are tied to printer ink for flyers that are mailed and updated on a monthly basis. As for shipping costs of the photos, that is covered by a online photo printing business, meaning I do not have to fund the actual postage on my end. - My job is very stable. I tend to work hard and be with one organization for the long haul. For example, I was in the service for over 10 years.

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$330.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 556316

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556316	$16,000	11.86%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556316. Member loan 556316 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,600 / month
Current employer:	n/a	Debt-to-income ratio:	3.25%
Length of employment:	3 years	Location:	Big Spring, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	37
Revolving Credit Balance:	$601.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 556318

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556318	$7,000	16.45%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556318. Member loan 556318 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Romano's Macaroni Grill	Debt-to-income ratio:	14.83%
Length of employment:	4 years	Location:	Orem, UT

Home town:
Current & past employers:	Romano's Macaroni Grill
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > My old Toyota Camry recently died on me and the costs to repair it are far beyond what it's worth. It was 13 years-olc, and I've utilized it well. My wife and I decided it's time for me to get a new(used) car. I found an add for a nice, used Honda Accord selling for about 6500 in the local classifieds. I'm hoping to talk the seller down a bit and end up spending between 6200-6400 on the car. I can provide the link if desired. The remainder of the funds will go toward transaction fees, initial licensing, certification, and title fees, as well as insurance. Please contact me with further questions. Thanks.

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	3
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	15.72%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 556322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556322	$4,000	16.32%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556322. Member loan 556322 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,600 / month
Current employer:	new bremen schools	Debt-to-income ratio:	24.13%
Length of employment:	1 year	Location:	new bremen, OH

Home town:
Current & past employers:	new bremen schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,354.00	Public Records On File:	0
Revolving Line Utilization:	97.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 556330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556330	$4,000	11.12%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556330. Member loan 556330 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	mckinley title	Debt-to-income ratio:	4.94%
Length of employment:	8 years	Location:	north canton, OH

Home town:
Current & past employers:	mckinley title
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,559.00	Public Records On File:	1
Revolving Line Utilization:	16.00%	Months Since Last Record:	112
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 541228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
541228	$15,000	10.75%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 541228. Member loan 541228 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Brown University	Debt-to-income ratio:	12.79%
Length of employment:	3 years	Location:	Cranston, RI

Home town:
Current & past employers:	Brown University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > We are looking to consolidate and eliminate our credit card debt. With two young kids we want to set ourselves up to be free of this debt as soon as possible. We will attempt to pay of the loan well ahead of the 5 year term, but wanted a lower standard payment so we could still afford to set some money aside each month towards retirement and for an emergency savings account. My husband and I both hold stable jobs--he has been with the same company for 16 years and I have been in my position for 3 years. We anticipate no difficulties in paying off this loan and we look forward to putting the credit card debt behind us. It is left over from expenses when our 2 children were babies and I was working much less. Thank you for helping us clear this away!

A credit bureau reported the following information about this borrower member on July 3, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,930.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 549694

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
549694	$10,000	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 549694. Member loan 549694 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	AIRGAS INTERMOUNTAIN INC.	Debt-to-income ratio:	3.25%
Length of employment:	10+ years	Location:	ERIE, CO

Home town:
Current & past employers:	AIRGAS INTERMOUNTAIN INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 20, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$613.00	Public Records On File:	0
Revolving Line Utilization:	1.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 552772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552772	$7,200	14.35%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552772. Member loan 552772 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Allen Samuels Dodge	Debt-to-income ratio:	16.71%
Length of employment:	10+ years	Location:	ROANOKE, TX

Home town:
Current & past employers:	Allen Samuels Dodge
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	57
Revolving Credit Balance:	$8,884.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 552806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
552806	$4,000	13.98%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 552806. Member loan 552806 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,917 / month
Current employer:	ABM/Cushman Wakefield	Debt-to-income ratio:	7.33%
Length of employment:	4 years	Location:	Cresskill, NJ

Home town:
Current & past employers:	ABM/Cushman Wakefield
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,301.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 553701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553701	$16,000	11.12%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553701. Member loan 553701 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	Liberty Mutual	Debt-to-income ratio:	11.31%
Length of employment:	1 year	Location:	BRIGHTON, MA

Home town:
Current & past employers:	Liberty Mutual
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > Hello, I am an employee at a Fortune 100 company with a stable job. I have recently obtained my MBA from a top 50 program. I am requesting this loan to purchase an engagement ring for my girlfriend, soon to be fiance. The timing works that I will need this loan but I have significant funds coming my way in the near future, including a signing bonus with my current job and payouts from some investments, which will easily allow me to make timely payments. This is my first time in a "lending club" so I don't know what else you'd like to know but feel free to ask. I am very responsible and make timely payments. Late fees(and potential credit dings) are a pet peeve of mine so I NEVER make a late payment. I have a strong credit history and a great credit score. If you have any questions, please let me know and I'll be happy to respond quickly and honestly.

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,631.00	Public Records On File:	0
Revolving Line Utilization:	35.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 553995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
553995	$25,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 553995. Member loan 553995 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Mesa Mechanical	Debt-to-income ratio:	6.89%
Length of employment:	10+ years	Location:	SUGAR LAND, TX

Home town:
Current & past employers:	Mesa Mechanical
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,861.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 556126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556126	$25,000	17.56%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556126. Member loan 556126 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,296 / month
Current employer:	Space Dynamics Laboratory	Debt-to-income ratio:	13.90%
Length of employment:	10+ years	Location:	Logan, UT

Home town:
Current & past employers:	Space Dynamics Laboratory
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > Month credit card debt payments are rising and cause problems. Need to consolidate to lower payment but also pay off debt quicker

A credit bureau reported the following information about this borrower member on July 29, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	17
Revolving Credit Balance:	$35,662.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 556350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556350	$8,500	7.88%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556350. Member loan 556350 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,208 / month
Current employer:	First Protocol	Debt-to-income ratio:	20.41%
Length of employment:	3 years	Location:	New York, NY

Home town:
Current & past employers:	First Protocol
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > This loan will be used to pay off all of my credit card debt in a more timely fashion.

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,805.00	Public Records On File:	0
Revolving Line Utilization:	56.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 556362

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556362	$4,000	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556362. Member loan 556362 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Datastrip	Debt-to-income ratio:	23.23%
Length of employment:	5 years	Location:	Royersford, PA

Home town:
Current & past employers:	Datastrip
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > Hello. Thanks for considering to me for this loan. I am just trying to consolidate some debt on an account here to make life a little easier. I have had the same employer for over 5 years, am a stable person; own a home; never been late on any payments in my life; payments on this loan will be easily manageable across its term period. All questions welcome. Many thanks.

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,911.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 556370

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556370	$10,000	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556370. Member loan 556370 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	New Penn	Debt-to-income ratio:	0.90%
Length of employment:	10+ years	Location:	Watertown, CT

Home town:
Current & past employers:	New Penn
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > This loan is for some home repairs I would like to get done before Fall. This loan is of no risk to anyone who invests because, I have no other debt, a steady reliable job in a steady reliable field, other assets I could use to pay back the loan, a spouse with a good job, and many other reasons. Income $60,000.00 (spouses income not included) No credit card debt ( any revolving debt shown is payed off every month) No Mortgage (I own my home) No car payments No other loans

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,577.00	Public Records On File:	0
Revolving Line Utilization:	15.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 556372

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556372	$25,000	15.58%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556372. Member loan 556372 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Design Kitchen	Debt-to-income ratio:	13.00%
Length of employment:	< 1 year	Location:	Chicago, IL

Home town:
Current & past employers:	Design Kitchen
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,978.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 556374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556374	$24,000	16.45%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556374. Member loan 556374 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,688 / month
Current employer:	Benefitfocus	Debt-to-income ratio:	15.09%
Length of employment:	3 years	Location:	Mount Pleasant, SC

Home town:
Current & past employers:	Benefitfocus
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > I have credit card debt spread between three cards due to getting married recently and supporting my wife in nursing school at the MEdical University of South Carolina. With this loan, I intend to pay off all three cards and then cancel two of them and leave the third at home only for emergency use. Eliminating multiple sources of debt and consolidating them into a single loan will make this much easier. I have paid my credit cards faithfully each month, and I have never been late or missed a payment. My credit history is stellar except for the debt I have. I have sought loans before, but with the financial problems many banks are facing, they are not giving out personal loans. I am employed full time as a software engineer at Benefitfocus, a health insurance benefits company. I have worked here for 3 years and am well respected and paid well. I have a lot of experience and knowledge that Benefitfocus finds valuable and I have zero doubt in how secure my job is. Currently I pay around $1200-$1400 a month on my credit cards. Unfortunately, finance charges consume most of my credit card payments which is why I need this loan. Please consider this loan, it would make a big difference in my life and based upon the credit card payments I have already been making each month, it will be no problem to make the payments on this loan. Thank you.

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,569.00	Public Records On File:	0
Revolving Line Utilization:	96.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 556376

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556376	$8,000	7.51%	1.00%	Three years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556376. Member loan 556376 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Credit Acceptance Corporation	Debt-to-income ratio:	2.54%
Length of employment:	9 years	Location:	greenwood village, CO

Home town:
Current & past employers:	Credit Acceptance Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 07/30/10 > I purchased an older foreclosured home 2 years ago. I have been remodeling the home with cash from my job. I have already redone the kitichen and replaced the carpets with wood floors. Bathroom remodeling is one of the best returns for your money. I have the cash in the bank to do it now. I am also an investor. I have over 22K in Lending Tree loans to borrows. I am not using any money from the investing account to pay back this loan, nor do I need my salary to pay this back. I have cash in the bank right now to do this project. I am just keeping myself liquid in case I have unexpected items that arise. I should do a HEL as the rates are less and I have the equity in my home to do this. As an investor I like to see how the other side works. This it is probably the lowest risk loan on Lending Club's books. With my credit and equity I never pay interest rates this high, but its a small loan for a short period of time. So go a head in invest this in loan as you have no risk in me defaulting. Tom

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1987	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,336.00	Public Records On File:	0
Revolving Line Utilization:	3.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 556403

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
556403	$19,000	13.98%	1.00%	Five years after issuance	Five years after issuance

               This series of Notes will be issued upon closing and funding of member loan 556403. Member loan 556403 was requested on July 30, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Diebold	Debt-to-income ratio:	13.20%
Length of employment:	3 years	Location:	cromwell, CT

Home town:
Current & past employers:	Diebold
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on July 30, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,100.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Posting Report Supplement No. 67 dated July 30, 2010